UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22310

ETF Managers Trust
(Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
 (Address of principal executive offices)

U.S. Bank Global Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202
(Name and address of agent for service)

(908)-897-0518
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Annual Report

September 30, 2019

ETFMG Prime Junior Silver Miners ETF

Ticker: SILJ

ETFMG Prime Cyber Security ETF

Ticker: HACK

ETFMG Prime Mobile Payments ETF

Ticker: IPAY

ETFMG Drone Economy Strategy ETF

Ticker: IFLY

ETFMG Video Game Tech ETF

Ticker: GAMR

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The funds are a series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2019

ETFMG™ ETFs

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in these ETFs. The following information pertains to the fiscal year from October 1, 2018 to September 30, 2019.

Performance Overview

During the 12-month period ended September 30, 2019, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, returned 8.60%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, returned 7.13%. Below is a performance overview for each Fund for the same 12-month period.

ETFMG Prime Cyber Security ETF (HACK)

The ETFMG Prime Cyber Security ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

Over the period, the total return for the Fund was - 6.42%, while the total return for the Index was - 5.89%. The best performers in the Fund on the basis of contribution to return were CyberArk, Avast, and Proofpoint, while the worst performers were Carbonite, Tenable, and SailPoint Technologies.

ETFMG Prime Junior Silver Miners ETF (SILJ)

The ETFMG Prime Junior Silver Miners ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Over the period, the total return for the Fund was 10.45%, while the total return for the Index was 10.78%. The best performers in the Fund on the basis of contribution to return were First Majestic Silver, SilverCrest Metals, and Silvercorp Metals, while the worst performers were Hecla Mining, Trevali Mining, and Coeur Mining.

ETFMG Prime Mobile Payments ETF (IPAY)

The ETFMG Prime Mobile Payments ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Over the period, the total return for the Fund was 9.49%, while the total return for the Index was 10.20%. The best performers in the Fund on the basis of contribution to return were PagSeguro, Worldpay, and Adyen, while the worst performers were Green Dot, Square, and Dai-ichi Life Holdings.

ETFMG Drone Economy Strategy ETF (IFLY)

The ETFMG Drone Economy Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares Drone Index (the “Index”).

Over the period, the total return for the Fund was - 7.23%, while the total return for the Index was - 7.42%. The best performers in the Fund on the basis of contribution to return were Ambarella, NEC Corp, and Vestel, while the worst performers AeroVironment, Parrot, and Drone Delivery Canada.

ETFMG Video Game Tech ETF (GAMR)

The ETFMG Video Game Tech ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index (the “Index”).

Over the period, the total return for the Fund was - 11.26%, while the total return for the Index was - 10.94%. The best performers in the Fund on the basis of contribution to return were CD Projekt, Zynga, and Square Enix, while the worst performers were GameStop, IGG Inc., and Com2uS.

You can find further details about HACK, SILJ, IPAY, IFLY and GAMR by visiting www.etfmg.com, or by calling 1-844-383-6477.

Sincerely,

Samuel Masucci III

Chairman of the Board

ETFMG Prime Junior Silver ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	5 Year Return	Since Inception (11/28/12)	Value of $10,000 (9/30/19)
ETFMG Prime Junior Silver Miners ETF (NAV)	10.45%	-0.20%	-9.76%	$4,954
ETFMG Prime Junior Silver Miners ETF (Market)	10.67%	-0.25%	-9.75%	$4,959
S&P 500 Index	4.25%	10.84%	13.88%	$24,322
Prime Junior Silver Miners & Explorers Index	10.78%	1.27%	-8.72%	$5,358

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 28, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Junior Silver Miners ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	First Majestic Silver Corp.	12.14%
2	Pan American Silver Corp.	12.00%
3	Hochschild Mining PLC	11.56%
4	Coeur Mining, Inc.	10.61%
5	SSR Mining, Inc.	4.71%
6	Yamana Gold, Inc.	4.52%
7	Hecla Mining Co.	4.49%
8	MAG Silver Corp.	4.42%
9	Silvercorp Metals, Inc.	4.42%
10	SilverCrest Metals, Inc.	4.02%

Top Ten Holdings = 72.89% of Total Investments

* Current portfolio holdings may not be indicative of future fund holdings.

ETFMG Prime Cyber Security ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	Since Inception (11/11/14)	Value of $10,000 (9/30/19)
ETFMG Prime Cyber Security ETF (NAV)	-6.42%	8.94%	$15,194
ETFMG Prime Cyber Security ETF (Market)	-6.67%	8.90%	$15,168
S&P 500 Index	4.25%	10.30%	$16,140
Prime Cyber Defense Index	-5.89%	9.44%	$15,540

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Cyber Security ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	Cisco Systems, Inc.	3.17%
2	Splunk, Inc.	2.83%
3	CACI International, Inc.	2.69%
4	Palo Alto Networks, Inc.	2.69%
5	Akamai Technologies, Inc.	2.63%
6	Proofpoint, Inc.	2.62%
7	Science Applications International Corp.	2.61%
8	CloudFlare, Inc.	2.60%
9	Juniper Networks, Inc.	2.59%
10	Avast PLC	2.58%

Top Ten Holdings = 27.01% of Total Investments

* Current portfolio holdings may not be indicative of future Fund holdings.

ETFMG Prime Mobile Payments ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Year Ended September 30, 2019	Return	(7/15/15)	(9/30/19)
ETFMG Prime Mobile Payments ETF (NAV)	9.49%	16.28%	$18,870
ETFMG Prime Mobile Payments ETF (Market)	9.35%	16.27%	$18,869
S&P 500 Index	4.25%	10.81%	$15,405
Prime Mobile Payments Index	10.20%	16.97%	$19,351

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	Global Payments, Inc.	5.99%
2	Fidelity National Information Services, Inc.	5.29%
3	Fiserv, Inc.	5.29%
4	American Express Co.	5.21%
5	MasterCard, Inc.	5.17%
6	Visa, Inc.	5.07%
7	PayPal Holdings, Inc.	5.05%
8	Square, Inc.	3.45%
9	Discover Financial Services	3.14%
10	FleetCor Technologies, Inc.	3.09%

Top Ten Holdings= 46.75% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Drone Economy Strategy ETF

Growth of $10,000 (Unaudited)

Average Annual Returns	1 Year	Since Inception	Value of $10,000
Year Ended September 30, 2019	Return	(3/8/2016)	(9/30/19)
ETMFG Drone Economy Strategy ETF (NAV)	-7.23%	11.58%	$14,780
ETFMG Drone Economy Strategy ETF (Market)	-6.90%	11.68%	$14,825
S&P 500 Index	4.25%	14.42%	$16,163
Reality Shares DroneTM Index	-7.42%	11.09%	$14,550

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Drone Economy Strategy ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	AeroVironment, Inc.	3.34%
2	Boeing Co.	2.56%
3	Parrot SA	2.50%
4	Autonomous Control Systems Laboratory, Ltd.	2.12%
5	Ambarella, Inc.	2.07%
6	Honeywell International, Inc.	1.92%
7	Thales SA	1.90%
8	BAE Systems PLC	1.88%
9	Workhorse Group, Inc.	1.85%
10	Leonardo SpA	1.85%

Top Ten Holdings =21.99% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMG Video Game Tech  ETF

Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	Since Inception (3/8/2016)	Value of $10,000 (9/30/19)
ETFMG Video Game Tech ETF (NAV)	-11.26%	16.86%	$17,428
ETFMG Video Game Tech ETF (Market)	-11.02%	16.89%	$17,442
S&P 500 Index	4.25%	14.42%	$16,163
EEFund Video Game Tech Index	-10.94%	16.87%	$17,431

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

ETFMG Video Game Tech  ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	Square-Enix Holdings Co., Ltd.	3.19%
2	Capcom Co., Ltd	2.85%
3	Micro-Star International Co., Ltd.	2.54%
4	Activision Blizzard, Inc.	2.53%
5	Take-Two Interactive Software, Inc.	2.47%
6	CD Projekt SA	2.41%
7	NCSoft Corp.	2.40%
8	Electronic Arts, Inc.	2.30%
9	Nintendo Co., Ltd.	2.27%
10	Embracer Group AB	2.24%

Top Ten Holdings = 25.20% of Total Investments

* Current Fund holdings may not be indicative of future Fund holdings.

ETFMGTM ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is no indicative of future return. A fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver Miners ETF (the “Fund” or the “Junior Silver Miners ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver Miners ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operation. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Junior Silver Miners & Explorers Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Junior Silver Miners & Explorers Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

The Prime Junior Silver Miners & Explorers Index is designed to provide a benchmark for investors interested in tracking public, small-cap companies that are active in silver mining exploration and production industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The Index generally is comprised of 25-35 securities. An investment cannot be made directly in an index.

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

The fund is concentrated in technology-related companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Diversification does not assure a profit or protect against a loss in a declining market. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Cyber Defense Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Prime Cyber Defense Index.

ETFMGTM ETFs

The Prime Cyber Defense Index provides a benchmark for investors interested in tracking companies actively involved in providing cyber security technology and services. The Index uses a market capitalization weighted allocation across the infrastructure provider and service provider categorizations as well as an equal weighted allocation methodology for all components within each sector allocation. Index components are reviewed semi-annually for eligibility, and the weights are re-set accordingly. An investment cannot be made directly in an index.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Prime Mobile Payments Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Prime Mobile Payments Index is designed to provide a benchmark for investors interested in tracking the mobile and electronic payments industry. The stocks are screened for liquidity and weighted according to a modified linear-based capitalization-weighted methodology. The Index generally is comprised of 25-40 securities. An investment cannot be made directly in an index.

IFLY

The ETFMG Drone Economy Strategy ETF (the “Fund” or the “Drone Economy ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares DroneTM Index (the “Index”).

Drone Economy Companies face intense competition, both domestically and internationally and are heavily dependent on the protection of patent and intellectual property rights. In addition, Drone Economy Companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Reality Shares Drone™ Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

ETFMGTM ETFs

The Reality Shares Drone™ Index provides a benchmark for investors interested in tracking companies actively involved in drone technology and services. The Index uses Modified Equal Weight capitalization-weighted methodology. The index was created and is maintained by Reality Shares Index Committee. You cannot invest directly in an index.

GAMR

The ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index™ (the “Index”).

Investing involves risk, including the possible loss of principal. The fund is new with limited operating history. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index™. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The EEFund Video Game Tech™ Index provides a benchmark for investors interested in tracking companies actively involved in the electronic gaming industry including the entertainment, education and simulation segments. The Index uses a market capitalization weighted allocation across the pure play and non-pure play sectors and a set weight for the conglomerate sector as well as an equal weighted allocation methodology for all components within each sector allocation. The index was created and is maintained by EEFund Management. You cannot invest directly in an index.

ETFMGTM ETFs

PORTFOLIO ALLOCATIONS

As of September 30, 2019 (Unaudited)

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
As a percent of Net Assets:
Australia	—%	—%	0.5%	—%	—%
Brazil	—	—	2.2	—	—
Canada	69.4	—	—	2.6	—
China	—	—	—	—	4.8
Cyprus	—	—	1.8	—	—
Finland	—	0.1	—	—	—
France	—	—	4.9	7.0	2.4
Germany	—	—	3.2	1.4	0.5
Hong Kong	—	—	0.6	—	—
Israel	—	9.7	—	2.2	—
Italy	—	—	2.2	2.1	—
Japan	—	4.3	3.1	13.0	23.0
Netherlands	—		3.1	2.9	0.5
Norway	—	—	—	—	0.6
Poland	—	—	—	—	3.2
Republic of Korea	—	0.7	—	1.8	13.7
Spain	—	—	—	1.5	—
Sweden	—	—	—	3.0	5.8
Switzerland	—	—	—	—	0.4
Taiwan, Province of China	—	—	—	—	4.7
Turkey	—	—	—	3.3	—
United Kingdom	11.6	9.3	0.6	4.9	2.6
United States	18.3	74.8	77.5	53.6	37.1
Rights	0.4	—	—	—	—
Short-Term and other Net Assets
(Liabilities)	0.3	1.1	0.3	0.7	0.7
	100.0%	100.0%	100.0%	100.0%	100.0%

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2019

	Shares	Value

COMMON STOCKS - 99.3%
Canada - 69.4%
Commercial Services & Supplies - 2.1%
Alexco Resource Corp. (a)	1,196,667	$2,070,234
Metals & Mining - 67.3% (c)
Americas Gold & Silver Corp. (a)	807,456	2,017,345
Bear Creek Mining Corp. (a)	1,108,475	1,656,626
Endeavour Silver Corp. (a)	1,253,826	2,783,494
Excellon Resources, Inc. (a)	1,653,623	1,160,788
First Majestic Silver Corp. (a)	1,339,157	12,172,937
Fortuna Silver Mines, Inc. (a)	558,622	1,728,762
Great Panther Mining, Ltd. (a)	1,612,358	1,137,196
Hudbay Minerals, Inc.	745,741	2,690,600
Kootenay Silver, Inc. (a)(d)	4,200,420	760,917
MAG Silver Corp. (a)	416,554	4,426,977
Mandalay Resources Corp. (a)	903,882	791,413
Maya Gold & Silver, Inc. (a)	1,066,762	1,409,090
Minaurum Gold, Inc. (a)	2,867,882	844,227
Minco Silver Corp. (a)	783,105	378,297
Mirasol Resources, Ltd. (a)	609,873	253,183
Pan American Silver Corp.	768,051	12,029,330
Sabina Gold & Silver Corp. (a)	1,124,925	1,460,445
Sierra Metals, Inc. (a)	917,749	1,094,496
Silvercorp Metals, Inc.	1,140,732	4,425,680
SilverCrest Metals, Inc. (a)	772,237	4,027,745
SSR Mining, Inc. (a)	325,489	4,719,511
Trevali Mining Corp. (a)	5,447,132	945,647
Yamana Gold, Inc.	1,423,996	4,528,307
Total Metals & Mining		67,443,013
Total Canada		69,513,247

United Kingdom - 11.6%
Metals & Mining - 11.6% (c)
Hochschild Mining PLC	4,595,797	11,584,001

United States - 18.3%
Metals & Mining - 18.3% (c)
Coeur Mining, Inc. (a)	2,211,548	10,637,546
Gold Resource Corp.	337,478	1,029,308
Golden Minerals Co. (a)	1,042,088	254,374
Hecla Mining Co.	2,555,086	4,496,951
McEwen Mining, Inc.	1,230,108	1,918,968
Total United States		18,337,147
TOTAL COMMON STOCKS (Cost $104,590,319)		99,434,395

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Junior Silver Miners ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
RIGHTS - 0.4%
Canada - 0.4%
Metals & Mining - 0.4% (c)
Pan American Silver Corp. (a)	502,820	$391,843
TOTAL RIGHTS (Cost $0)		391,843

SHORT-TERM INVESTMENTS - 0.4%
MONEY MARKET FUNDS - 0.4%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.79% (b)	404,875	404,875
TOTAL MONEY MARKET FUNDS (Cost $404,875)		404,875

Total Investments (Cost $104,995,194) - 100.1%		100,231,113
Liabilities in Excess of Other Assets - (0.1)%		(112,540)
TOTAL NET ASSETS - 100.0%		$100,118,573

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(c)	As of September 30, 2019, the Fund had a significant portion of its assets invested in the Metals & Mining Industry.
(d)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC., doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

ETFMGTM ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2019

	Shares	Value

COMMON STOCKS - 98.9%
Finland - 0.1%
Software - 0.1% (f)
F-Secure OYJ	390,058	$1,186,155

Israel - 9.7%
Communications Equipment - 0.8%
Radware, Ltd. (a)	502,102	12,180,995
Software - 8.9% (f)
Check Point Software Technologies, Ltd. (a)(b)	389,955	42,700,072
CyberArk Software, Ltd. (a)(b)	437,590	43,680,234
Tufin Software Technologies, Ltd. (b)(d)	2,444,855	40,242,313
Total Software		126,622,619
Total Israel		138,803,614

Japan - 4.3%
Software - 4.3% (f)
Digital Arts, Inc.	199,010	13,141,562
FFRI, Inc. (a)(b)	201,611	5,892,169
Trend Micro, Inc.	893,731	42,485,802
Total Software		61,519,533

Republic of Korea - 0.7%
Software - 0.7% (f)
Ahnlab, Inc.	171,364	9,584,293

United Kingdom - 9.3%
Aerospace & Defense - 2.4%
BAE Systems PLC	1,791,712	12,557,030
QinetiQ Group PLC	2,741,947	9,736,439
Ultra Electronics Holdings PLC	472,810	11,754,704
Total Aerospace & Defense		34,048,173
IT Services - 0.1%
NCC Group PLC	1,082,303	2,318,146
Software - 6.8% (f)
Avast PLC	9,267,061	44,209,707
Mimecast, Ltd. (a)	327,501	11,681,961
Sophos Group PLC	8,371,052	41,221,752
Total Software		97,113,420
Total United Kingdom		133,479,739

United States - 74.8%
Aerospace & Defense - 2.7%
Parsons Corp. (b)	1,157,138	38,162,411
Communications Equipment - 11.8%
Cisco Systems, Inc.	1,099,572	54,329,853
F5 Networks, Inc. (a)	95,319	13,384,694

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Juniper Networks, Inc.	1,796,813	$44,471,122
NetScout Systems, Inc. (a)(b)	513,588	11,843,339
Palo Alto Networks, Inc. (a)(b)	226,464	46,160,157
Total Communications Equipment		170,189,165
Internet Software & Services - 0.6%
Zix Corp. (a)(b)	1,123,290	8,132,620
IT Services - 17.5%
Akamai Technologies, Inc. (a)	493,190	45,067,702
Booz Allen Hamilton Holding Corp.	193,269	13,725,964
CACI International, Inc. - Class A (a)	199,694	46,181,234
Carbonite, Inc. (a)(b)(d)	2,763,709	42,809,852
Leidos Holdings, Inc.	160,516	13,785,114
ManTech International Corp. - Class A (b)	183,189	13,081,527
Okta, Inc. (a)(b)	161,930	15,943,628
Science Applications International Corp. (b)	513,104	44,819,634
VeriSign, Inc. (a)	72,894	13,749,995
Total IT Services		249,164,650
Software - 42.2% (f)
A10 Networks, Inc. (a)	844,885	5,863,502
Carbon Black, Inc. (a)	518,960	13,487,770
CloudFlare, Inc. (b)	2,398,236	44,535,243
CommVault Systems, Inc. (a)	929,994	41,580,032
Crowdstrike Holdings, Inc. (b)	236,114	13,767,807
Everbridge, Inc. (a)(b)	190,775	11,772,725
FireEye, Inc. (a)	3,110,602	41,495,431
ForeScout Technologies, Inc. (a)	347,098	13,161,956
Fortinet, Inc. (a)(b)	559,951	42,981,839
MobileIron, Inc. (a)	1,198,798	7,846,133
OneSpan, Inc. (a)	410,910	5,958,195
Proofpoint, Inc. (a)(b)	347,858	44,891,075
Qualys, Inc. (a)(b)	535,553	40,471,740
Rapid7, Inc. (a)(b)	254,812	11,565,917
SailPoint Technologies Holding, Inc. (a)(b)	2,014,377	37,648,706
SecureWorks Corp. - Class A (a)(b)(d)	782,811	10,121,746
SolarWinds Corp. (a)(b)	2,269,639	41,874,840
Splunk, Inc. (a)	411,758	48,529,798
Symantec Corp.	1,834,527	43,349,873
Tenable Holdings, Inc. (a)(b)	1,846,799	41,331,362
Varonis Systems, Inc. (a)(b)	205,183	12,265,840
Verint Systems, Inc. (a)(b)	285,009	12,192,685
Zscaler, Inc. (a)(b)	324,494	15,335,586
Total Software		602,029,801
Total United States		1,067,678,647
TOTAL COMMON STOCKS (Cost $1,389,284,088)		1,412,251,981

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTES - 1.2%
Money Market Funds - 1.2%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class 1.79% (c)	17,024,329	$17,024,329
TOTAL SHORT-TERM INVESTMENTS (Cost $17,024,329)		17,024,329

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 20.0%
Mount Vernon Liquid Assets Portfolio, LLC. 2.13% (c)	284,872,245	284,872,245
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $284,872,245)		284,872,245

Total Investments (Cost $1,691,180,662) - 120.1%		1,714,148,555
Liabilities in Excess of Other Assets - (20.1)%		(286,948,178)
TOTAL NET ASSETS - 100.0%		$1,427,200,377

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of this security is out on loan as of September 30, 2019.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(d)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.
(f)	As of September 30, 2019, the Fund had a significant portion of its assets in the Software Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2019

	Shares	Value

COMMON STOCKS - 99.7%
Australia - 0.5%
IT Services - 0.5% (d)
EML Payments, Ltd. (a)	1,383,651	$4,006,414

Brazil - 2.2%
IT Services - 2.2% (d)
Cielo SA	8,394,281	16,162,468

Cyprus - 1.8%
IT Services - 1.8% (d)
QIWI PLC - ADR	592,654	13,008,755

France - 4.9%
Electronic Equipment, Instruments & Components - 2.3%
Ingenico Group SA	169,520	16,536,824
IT Services - 2.6% (d)
Worldline SA (a)	304,642	19,225,448
Total France		35,762,272

Germany - 3.2%
IT Services - 3.2% (d)
Wirecard AG	147,812	23,642,638

Hong Kong - 0.6%
Electronic Equipment, Instruments & Components - 0.3%
PAX Global Technology, Ltd.	5,450,921	2,455,025
IT Services - 0.3% (d)
Huifu Payment, Ltd. (a)	6,389,441	2,421,200
Total Hong Kong		4,876,225

Italy - 2.2%
IT Services - 2.2% (d)
Nexi SpA (a)	1,594,891	16,264,074

Japan - 3.1%
Consumer Finance - 0.6%
Jaccs Co., Ltd.	206,512	4,354,658
IT Services - 2.3% (d)
GMO Payment Gateway, Inc.	255,655	17,094,896
Software - 0.2%
Intelligent Wave, Inc.	200,618	1,497,329
Total Japan		22,946,883

Netherlands - 3.1%
IT Services - 3.1% (d)
Adyen NV (a)	35,487	23,377,705

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
United Kingdom - 0.6%
Commercial Services & Supplies - 0.6%
PayPoint PLC	389,630	$4,369,091

United States - 77.5%
Consumer Finance - 11.4%
American Express Co.	379,966	44,942,378
Discover Financial Services	334,188	27,099,305
Green Dot Corp. - Class A (a)	505,545	12,765,011
Total Consumer Finance		84,806,694
IT Services - 62.3% (d)
Euronet Worldwide, Inc. (a)	120,339	17,605,596
EVERTEC, Inc.	429,242	13,400,935
Evo Payments, Inc. - Class A (a)(c)	492,895	13,860,207
Fidelity National Information Services, Inc.	343,826	45,646,340
Fiserv, Inc. (a)	440,512	45,632,638
FleetCor Technologies, Inc. (a)	93,043	26,682,872
Global Payments, Inc.	325,522	51,757,998
I3 Verticals, Inc. - Class A (a)	119,729	2,408,947
International Money Express, Inc. (a)(c)	176,760	2,428,682
MasterCard, Inc. - Class A	164,247	44,604,558
Net 1 UEPS Technologies, Inc. (a)	689,022	2,459,809
Pagseguro Digital, Ltd. - Class A (a)	476,613	22,071,948
PayPal Holdings, Inc. (a)	420,732	43,583,628
Paysign, Inc. (a)(c)	213,329	2,154,623
Square, Inc. - Class A (a)(c)	480,469	29,765,055
StoneCo, Ltd. - Class A (a)(c)	552,682	19,222,280
Visa, Inc. - Class A (c)	254,607	43,794,950
Western Union Co. (c)	799,598	18,526,686
WEX, Inc. (a)	87,013	17,582,717
Total IT Services		463,190,469
Software - 1.9%
ACI Worldwide, Inc. (a)(c)	458,805	14,372,067
Technology Hardware, Storage & Peripherals - 1.9%
NCR Corp. (a)	455,570	14,377,789
Total United States		576,747,019
TOTAL COMMON STOCKS (Cost $722,471,115)		741,163,544

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.79% (b)	4,185,793	$4,185,793
TOTAL SHORT-TERM INVESTMENTS (Cost $4,185,793)		4,185,793

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 15.9%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (b)	118,013,746	118,013,746
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $118,013,746)		118,013,746

Total Investments (Cost $844,670,654) - 116.2%		863,363,083
Liabilities in Excess of Other Assets - (16.2)%		(120,165,556)
TOTAL NET ASSETS - 100.0%		$743,197,527

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(c)	All or a portion of this security is out on loan as of September 30, 2019.
(d)	As of September 30, 2019, the Fund had a significant portion of its assets in the IT Services Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments

September 30, 2019

	Shares	Value

COMMON STOCKS - 99.3%
Canada - 2.6%
Aerospace & Defense - 2.0% (d)
Drone Delivery Canada Corp. (a)(b)	1,073,120	$761,394
Electrical Equipment - 0.6%
Ballard Power Systems, Inc. (a)(b)	46,596	227,854
Total Canada		989,248

France - 7.0%
Aerospace & Defense - 4.2% (d)
Dassault Aviation SA	524	741,334
Thales SA	7,195	827,354
Total Aerospace & Defense		1,568,688
Communications Equipment - 2.8%
Parrot SA (a)(b)	329,450	1,088,028
Total France		2,656,716

Germany - 1.4%
Industrial Conglomerates - 1.4%
Rheinmetall AG	4,319	546,307

Israel - 2.2%
Aerospace & Defense - 2.2% (d)
Elbit Systems, Ltd.	3,261	540,334
RADA Electronic Industries, Ltd. (a)	63,207	300,865
Total Aerospace & Defense		841,199

Italy - 2.1%
Aerospace & Defense - 2.1% (d)
Leonardo SpA	68,399	804,413

Japan - 13.0%
Automobiles - 3.0%
Subaru Corp.	20,578	578,563
Yamaha Motor Co., Ltd.	30,942	560,318
Total Automobiles		1,138,881
Electronic Equipment, Instruments & Components - 5.5%
Autonomous Control Systems Laboratory, Ltd. (a)(b)	30,690	923,893
Hitachi, Ltd.	15,677	583,293
TDK Corp.	6,490	580,424
Total Electronic Equipment, Instruments & Components		2,087,610
Household Durables - 1.5%
Sony Corp. - ADR (b)	9,391	555,290
Software - 1.4%
Kudan, Inc. (a)(b)	5,230	507,884

 The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Technology Hardware, Storage & Peripherals - 1.6%
NEC Corp.	14,564	$614,214
Total Japan		4,903,879

Netherlands - 2.9%
Aerospace & Defense - 1.7% (d)
Airbus SE	5,033	653,900
Semiconductors & Semiconductor Equipment - 1.2%
STMicroelectronics NV	24,146	466,619
Total Netherlands		1,120,519

Republic of Korea - 1.8%
Aerospace & Defense - 1.8% (d)
Korea Aerospace Industries, Ltd.	20,952	684,883

Spain - 1.5%
IT Services - 1.5%
Indra Sistemas SA (a)	66,504	575,541

Sweden - 3.0%
Aerospace & Defense - 1.3% (d)
Saab AB - Series B	17,443	500,748
Electronic Equipment, Instruments & Components - 1.7%
Hexagon AB - B Shares	13,094	631,286
Total Sweden		1,132,034

Turkey - 3.3%
Aerospace & Defense - 1.7% (d)
Aselsan Elektronik Sanayi Ve Ticaret AS	178,616	636,401
Household Durables - 1.6%
Vestel Elektronik Sanayi ve Ticaret AS (a)	334,093	592,813
Total Turkey		1,229,214

United Kingdom - 4.9%
Aerospace & Defense - 4.9% (d)
BAE Systems PLC	116,817	818,700
Meggitt PLC	66,406	518,472
QinetiQ Group PLC	141,524	502,541
Total Aerospace & Defense		1,839,713

United States - 53.6%
Aerospace & Defense - 26.7% (d)
Aerojet Rocketdyne Holdings, Inc. (a)(b)	9,703	490,099
AeroVironment, Inc. (a)(b)	27,189	1,456,243
Boeing Co.	2,926	1,113,255
Cubic Corp.	5,396	380,040
General Dynamics Corp.	3,555	649,605
HEICO Corp. (b)	3,479	434,458

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Honeywell International, Inc.	4,949	$837,371
Kratos Defense & Security Solutions, Inc. (a)(b)	39,141	727,827
L3Harris Technologies, Inc.	2,228	464,850
Lockheed Martin Corp.	1,716	669,343
Mercury Systems, Inc. (a)	4,336	351,953
Northrop Grumman Corp.	1,809	677,995
Raytheon Co.	3,415	669,989
Teledyne Technologies, Inc. (a)	1,305	420,197
United Technologies Corp.	4,912	670,586
Total Aerospace & Defense		10,013,811
Auto Components - 2.1%
Workhorse Group, Inc. (a)(b)	230,640	807,240
Building Products - 1.0%
Griffon Corp.	18,875	395,809
Communications Equipment - 2.2%
KVH Industries, Inc. (a)	23,492	250,190
Qualcomm, Inc.	7,263	554,022
Total Communications Equipment		804,212
Electrical Equipment - 1.0%
II-VI, Inc. (a)(b)	10,668	375,621
Electronic Equipment, Instruments & Components - 6.2%
FLIR Systems, Inc.	7,834	411,990
Jabil, Inc. (b)	20,813	744,481
Littelfuse, Inc. (b)	3,368	597,180
Trimble, Inc. (a)	14,409	559,213
Total Electronic Equipment, Instruments & Components		2,312,864
Household Durables - 1.4%
GoPro, Inc. - Class A (a)	101,142	524,421
Industrial Conglomerates - 1.7%
Textron, Inc.	13,075	640,152
Semiconductors & Semiconductor Equipment - 8.9%
Ambarella, Inc. (a)(b)	14,378	903,442
Intel Corp.	13,685	705,188
Microchip Technology, Inc. (b)	4,298	399,327
NVIDIA Corp.	3,215	559,635
Texas Instruments, Inc.	3,070	396,767
Xilinx, Inc.	4,027	386,189
Total Semiconductors & Semiconductor Equipment		3,350,548
Software - 1.0%
Synopsys, Inc. (a)	2,864	393,084
Trading Companies & Distributors - 1.4%
TransDigm Group, Inc.	1,002	521,711
Total United States		20,139,473
TOTAL COMMON STOCKS (Cost $35,767,990)		37,463,139

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 3.0%
Money Market Funds - 3.0%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.79% (c)	1,129,512	$1,129,512
TOTAL SHORT-TERM INVESTMENTS (Cost $1,129,512)		1,129,512

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDDING COLLATERAL - 13.2%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (c)	4,974,423	4,974,423
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $4,974,423)		4,974,423

Total Investments (Cost $41,871,925) - 115.5%		43,567,074
Liabilities in Excess of Other Assets - (15.5)%		(5,846,870)
TOTAL NET ASSETS - 100.0%		$37,720,204

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of September 30, 2019.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(d)	As of September 30, 2019, the fund had a significant portion of its assets in the Aerospace & Defense Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2019

	Shares	Value
COMMON STOCKS - 99.3%

China - 4.8%
Entertainment - 3.4% (d)
HUYA, Inc. - ADR (a)	14,208	$335,877
IGG, Inc.	1,901,092	1,183,680
NetDragon Websoft Holdings, Ltd.	548,427	1,276,307
Total Entertainment		2,795,864
Interactive Media & Services - 1.4%
Tencent Holdings, Ltd.	27,733	1,168,383
Total China		3,964,247

France - 2.4%
Entertainment - 2.4% (d)
Ubisoft Entertainment SA (a)	27,117	1,960,764

Germany - 0.5%
Health Care Equipment & Supplies - 0.5%
Carl Zeiss Meditec AG	3,298	376,002

Japan - 23.0%
Entertainment - 18.0% (d)
Aeria, Inc.	48,848	587,305
Aiming, Inc. (b)	132,536	313,796
Capcom Co., Ltd.	102,094	2,703,307
DeNa Co., Ltd.	15,913	280,657
Gumi, Inc. (a)	72,500	507,584
GungHo Online Entertainment, Inc.	11,582	262,436
KLab, Inc. (b)	48,725	566,449
Koei Tecmo Holdings Co., Ltd.	17,733	384,919
Konami Holdings Corp.	43,558	2,102,869
Marvelous, Inc.	48,426	373,076
Nexon Co., Ltd. (a)	137,398	1,665,931
Nintendo Co., Ltd.	5,811	2,150,809
Square Enix Holdings Co., Ltd.	62,322	3,026,039
Total Entertainment		14,925,177
Household Durables - 1.6%
Sony Corp. - ADR (b)	23,052	1,363,065
Interactive Media & Services - 2.4%
Gree, Inc.	437,534	1,990,906
Leisure Products - 1.0%
Bandai Namco Holdings, Inc.	6,581	409,620
Sega Sammy Holdings, Inc.	27,677	387,030
Total Leisure Products		796,650
Total Japan		19,075,798

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Netherlands - 0.5%
Entertainment - 0.5% (d)
Funcom NV (a)(b)	230,763	$385,550

Norway - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Nordic Semiconductor ASA (a)	82,225	460,940

Poland - 3.2%
Entertainment - 3.2% (d)
11 Bit Studios SA (a)	3,668	360,845
CD Projekt SA	37,667	2,286,264
Total Entertainment		2,647,109

Republic of Korea - 13.7%
Entertainment - 12.9% (d)
Com2uS Corp.	25,051	1,953,984
Gravity Co., Ltd. - ADR	6,060	203,616
NCSoft Corp.	5,228	2,277,129
Neowiz (a)	32,724	422,678
Netmarble Corp.	19,405	1,533,062
Nexon GT Co., Ltd.	31,456	184,873
NHN Corp. (a)	30,877	1,608,191
Pearl Abyss Corp. (a)	10,951	1,812,731
Webzen, Inc. (a)	27,833	395,570
WeMade Entertainment Co., Ltd.	13,274	341,241
Total Entertainment		10,733,075
Hotels, Restaurants & Leisure - 0.4%
ME2ON Co., Ltd. (a)	63,087	363,918
Interactive Media & Services - 0.4%
AfreecaTV Co., Ltd.	5,917	317,578
Total Republic of Korea		11,414,571

Sweden - 5.8%
Entertainment - 4.9% (d)
G5 Entertainment AB	41,876	538,549
Modern Times Group MTG - Class B	28,345	234,902
Paradox Interactive AB	32,081	432,785
Stillfront Group AB (a)	26,898	707,695
Embracer Group AB (a)	86,394	2,130,877
Total Entertainment		4,044,808
Hotels, Restaurants & Leisure - 0.5%
LeoVegas AB	111,980	410,993

Technology Hardware, Storage & Peripherals - 0.4%
Tobii AB (a)	83,304	308,369
Total Sweden		4,764,170

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Switzerland - 0.4%
Technology Hardware, Storage & Peripherals - 0.4%
Logitech International SA (a)(b)	8,890	$362,179

Taiwan, Province of China - 4.7%
Entertainment - 1.0% (d)
Gamania Digital Entertainment Co., Ltd.	171,252	329,538
Softstar Entertainment, Inc. (a)	123,835	471,000
Total Entertainment		800,538
Technology Hardware, Storage & Peripherals - 3.7%
Acer, Inc.	542,259	311,116
Asustek Computer, Inc.	48,627	323,663
Micro-Star International Co., Ltd.	828,410	2,411,172
Total Technology Hardware, Storage & Peripherals		3,045,951
Total Taiwan, Province of China		3,846,489

United Kingdom - 2.6%
Entertainment - 0.9% (d)
Frontier Developments PLC (a)	20,261	253,602
Team17 Group PLC (a)	118,408	476,800
Total Entertainment		730,402
IT Services - 1.7%
Keywords Studios PLC	101,922	1,437,392
Total United Kingdom		2,167,794

United States - 37.1%
Communications Equipment - 0.4%
Qualcomm, Inc.	4,819	367,593
Entertainment - 11.3% (d)
Bilibili, Inc. - ADR (a)(b)	144,934	2,046,468
Changyou.com, Ltd. - ADR	103,787	985,977
Glu Mobile, Inc. (a)	291,391	1,454,041
iDreamSky Technology Holdings, Ltd. (a)	1,228,895	661,666
NetEase, Inc. - ADR	1,244	331,128
Sea, Ltd. - ADR (a)(b)	11,043	341,781
Sciplay Corp. – Class A (a)(b)	153,922	1,646,965
Zynga, Inc. - Class A (a)(b)	333,881	1,943,187
Total Entertainment		9,411,213
Household Durables - 0.8%
Turtle Beach Corp. (a)(b)	36,224	422,734
Vuzix Corp. (a)(b)	105,425	240,369
Total Household Durables		663,103

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Interactive Media & Services - 3.0%
Alphabet, Inc. - Class C (a)	1,074	$1,309,206
Momo, Inc. - ADR (b)	10,667	330,464
SINA Corp. (a)	8,207	321,632
Sohu.com, Ltd. - ADR (a)	23,969	243,525
YY, Inc. - ADR (a)(b)	4,487	252,304
Total Interactive Media		2,457,131
Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc. (a)(b)	38,493	1,115,912
Intel Corp.	25,304	1,303,915
NVIDIA Corp.	8,081	1,406,660
Total Semiconductors & Semiconductor Equipment		3,826,487
Software - 10.6%
Activision Blizzard, Inc.	45,341	2,399,446
Cheetah Mobile, Inc. - ADR	87,617	313,669
Electronic Arts, Inc. (a)	22,295	2,180,897
Kingsoft Corp., Ltd.	149,265	316,900
Microsoft Corp. (b)	8,825	1,226,940
Take-Two Interactive Software, Inc. (a)	18,735	2,348,245
Total Software		8,786,097
Specialty Retail - 2.4%
GameStop Corp. - Class A (b)	367,804	2,030,278
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	6,064	1,358,154
Immersion Corp. (a)	51,704	395,536
Razer, Inc. (a)	7,949,507	1,531,540
Total Technology Hardware, Storage & Peripherals		3,285,230
Total United States		30,827,132
TOTAL COMMON STOCKS (Cost $90,821,912)		82,252,745

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS - 0.8%
Money Market Funds - 0.8%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.79% (c)	672,913	$672,913
TOTAL SHORT-TERM INVESTMENTS (Cost $672,913)		672,913

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 14.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (c)	11,662,827	11,662,827
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL (Cost $11,662,827)		11,662,827

Total Investments (Cost $103,157,652) - 114.1%		94,588,485
Liabilities in Excess of Other Assets - (14.1)%		(11,587,997)
TOTAL NET ASSETS - 100.0%		$83,000,488

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of September 30, 2019.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(d)	As of September 30, 2019, the Fund had a significant portion of its assets in the Entertainment Industry.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2019

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
ASSETS
Investments in unaffiliated securities, at value*	$99,470,196	$1,620,974,644	$863,363,083	$43,567,074	$94,588,485
Investments in affiliated securities, at value*	760,917	93,173,911	—	—	—
Cash	—	—	1,276	—	41,428
Foreign currency*	—	2,901,981	113,114	—	—
Receivables:
Dividends and interest receivable	12,786	1,095,825	253,613	47,698	64,374
Securities lending income receivable	—	91,671	26,960	21,318	20,502
Receivable for investments sold	—	967,936	101,587	47,806	—
Total Assets	100,243,899	1,719,205,968	863,859,633	43,683,896	94,714,789

LIABILITIES
Collateral received for securities loaned (Note 7)	—	284,872,245	118,013,746	4,974,423	11,662,827
Payables:
Payable for investments purchased	4,555	6,409,136	2,176,211	965,741	—
Management fees payable	61,241	724,210	472,149	23,528	51,474
Foreign currency transactions	59,530	—	—	—	—
Total Liabilities	125,326	292,005,591	120,662,106	5,963,692	11,714,301
Net Assets	$100,118,573	$1,427,200,377	$743,197,527	$37,720,204	$83,000,488

NET ASSETS CONSIST OF:
Paid-in Capital	$143,235,393	$1,676,945,072	$750,292,592	$41,548,013	$111,532,282
Total Distributable Earnings	(43,116,820)	(249,744,695)	(7,095,065)	(3,827,809)	(28,531,794)
Net Assets	$100,118,573	$1,427,200,377	$743,197,527	$37,720,204	$83,000,488

*Identified Cost:

Investments in unaffiliated securities	$104,317,188	$1,552,488,833	$844,670,654	$41,871,925	$103,157,652
Investments in affiliated securities	678,006	138,691,829	—	—	—
Foreign currency	—	2,923,443	113,183	1,401	—

Shares Outstanding^	10,600,000	38,100,000	15,950,000	1,050,000	2,000,000

Net Asset Value, Offering and Redemption Price per Share	$9.45	$37.46	$46.60	$35.92	$41.50

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS

For the Year ended September 30, 2019

	ETFMG Prime Junior Silver Miners ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $19,609, $169,651, $98.037, $9,372, $505)	$264,597	$10,759,126	$3,947,492	$482,682	$1,627,138

Interest	15,041	293,768	58,850	5,438	11,091
Securities lending income	—	1,276,523	231,303	134,078	264,350
Total Investment Income	279,638	12,329,417	4,237,645	622,198	1,902,579

Expenses:
Management fees	399,578	9,358,249	3,915,639	295,708	723,717
Total Expenses	399,578	9,358,249	3,915,639	295,708	723,717
Net Investment Income (Loss)	(119,940)	2,971,168	322,006	326,490	1,178,862

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(10,623,395)	(62,480,745)	(31,403,720)	(4,749,065)	(18,695,086)
Affiliated Investments	(46,488)	(10,826,647)	—	—	—
In-Kind redemptions	4,027,797	193,054,830	113,531,057	3,656,161	4,686,702
Foreign currency and foreign currency translation	(15,755)	(636,206)	(114,610)	(11,527)	(55,708)
Net Realized Gain (Loss) on Investments and In-Kind redemptions	(6,657,841)	119,111,232	82,012,727	(1,104,431)	(14,064,092)
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	10,809,901	(206,181,204)	(58,807,027)	(3,857,959)	(3,032,385)
Affiliated Investments	82,911	(48,380,658)	(896,086)	—	—
Foreign currency and foreign currency translation	502	(15,976)	1,389	(1,046)	688
Net change in Unrealized Appreciation (Depreciation) of Investments	10,893,314	(254,577,838)	(59,701,724)	(3,859,005)	(3,031,697)
Net Realized and Unrealized Gain (Loss) on Investments	4,235,473	(135,466,606)	22,311,003	(4,963,436)	(17,095,789)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,115,533	$(132,495,438)	$22,633,009	$(4,636,946)	$(15,916,927)

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment loss	$(119,940)	$(170,013)
Net realized loss on investments and In-Kind Redemptions	(6,657,841)	(4,788,957)
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	10,893,314	(12,032,384)
Net increase (decrease) in net assets resulting from operations	4,115,533	(16,991,354)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(815,294)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	51,552,865	4,224,315
Net increase (decrease) in net assets	$54,853,104	$(12,767,039)

NET ASSETS
Beginning of Year	45,265,469	58,032,508
End of Year	$100,118,573	$45,265,469

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	7,000,000	$67,300,540	1,200,000	$13,405,115
Shares Redeemed	(1,600,000)	(15,747,675)	(900,000)	(9,180,800)
Net Transactions in Fund Shares	5,400,000	$51,552,865	300,000	$4,224,315
Beginning Shares	5,200,000		4,900,000
Ending Shares	10,600,000		5,200,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income	$2,971,168	$967,947
Net realized gain on investments and In-Kind Redemptions	119,111,232	179,695,195
Net change in unrealized appreciation (depreciation) of investments	(254,577,838)	196,777,306
Net increase (decrease) in net assets resulting from operations	(132,495,438)	377,440,448

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,039,082)	(125,955)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(274,135,215)	361,172,935
Transaction Fees (See Note 1)	8,658	14,139
Net increase (decrease) in net assets from capital share transactions	(274,126,557)	361,187,074
Total increase (decrease) in net assets	$(408,661,077)	$738,501,567

NET ASSETS
Beginning of Year	1,835,861,454	1,097,359,887
End of Year	$1,427,200,377	$1,835,861,454

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	11,550,000	$440,845,035	26,900,000	$997,959,795
Transaction Fees (See Note 1)	—	8,658	—	14,139
Shares Redeemed	(19,250,000)	(714,980,250)	(17,550,000)	(636,786,860)
Net Transactions in Fund Shares	(7,700,000)	$(274,126,557)	9,350,000	$361,187,074
Beginning Shares	45,800,000		36,450,000
Ending Shares	38,100,000		45,800,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income	$322,006	$518,809
Net realized gain on investments and In-Kind Redemptions	82,012,727	28,616,661
Net change in unrealized appreciation (depreciation) of investments	(59,701,724)	56,372,502
Net increase in net assets resulting from operations	22,633,009	85,507,972

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(2,286,407)	(61,070)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	199,832,445	266,385,415
Transaction Fees (See Note 1)	144,218	48,505
Net increase in net assets from capital share transactions	199,976,663	266,433,920
Total increase in net assets	$220,323,265	$351,880,822

NET ASSETS
Beginning of Year	522,874,262	170,993,440
End of Year	$743,197,527	$522,874,262

Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	14,050,000	$645,140,560	9,200,000	$351,060,880
Transaction Fees (See Note 1)	—	144,218	—	48,505
Shares Redeemed	(10,300,000)	(445,308,115)	(2,250,000)	(84,675,465)
Net Transactions in Fund Shares	3,750,000	$199,976,663	6,950,000	$266,433,920
Beginning Shares	12,200,000		5,250,000
Ending Shares	15,950,000		12,200,000

The accompanying notes are an integral part of these financial statements.

ETFMG Drone Economy Strategy ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income	$326,490	$189,857
Net realized gain (loss) on investments and In-Kind Redemptions	(1,104,431)	3,991,077
Net change in unrealized appreciation (depreciation) of investments	(3,859,005)	4,505
Net increase (decrease) in net assets resulting from operations	(4,636,946)	4,185,439

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(326,484)	(404,140)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(8,088,245)	9,035,745
Transaction Fees (See Note 1)	1,012	5,629
Net increase (decrease) in net assets from capital share transactions	(8,087,233)	9,041,374
Total increase (decrease) in net assets	$(13,050,663)	$12,822,673

NET ASSETS
Beginning of Year	50,770,867	37,948,194
End of Year	$37,720,204	$50,770,867

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	250,000	$8,965,040	700,000	$25,292,665
Transaction Fees (See Note 1)	—	1,012	—	5,629
Shares Redeemed	(500,000)	(17,053,285)	(450,000)	(16,256,920)
Net Transactions in Fund Shares	(250,000)	$(8,087,233)	250,000	$9,041,374
Beginning Shares	1,300,000		1,050,000
Ending Shares	1,050,000		1,300,000

The accompanying notes are an integral part of these financial statements.

ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income	$1,178,862	$1,420,708
Net realized gain (loss) on investments and In-Kind Redemptions	(14,064,092)	6,650,718
Net change in unrealized depreciation of investments	(3,031,697)	(8,639,103)
Net decrease in net assets resulting from operations	(15,916,927)	(567,677)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(1,402,817)	(1,401,544)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(30,318,420)	92,609,390
Transaction Fees (See Note 1)	29,433	35,374
Net increase (decrease) in net assets from capital share transactions	(30,288,987)	92,644,764
Net increase (decrease) in net assets	$(47,608,731)	$90,675,543

NET ASSETS
Beginning of Year	130,609,219	39,933,676
End of Year	$83,000,488	$130,609,219

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	350,000	$14,348,180	2,550,000	$127,750,900
Transaction Fees (See Note 1)	—	29,433	—	35,374
Shares Redeemed	(1,100,000)	(44,666,600)	(700,000)	(35,141,510)
Net Transactions in Fund Shares	(750,000)	$(30,288,987)	1,850,000	$92,644,764
Beginning Shares	2,750,000		900,000
Ending Shares	2,000,000		2,750,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver Miners ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Net Asset Value, Beginning of Year	$8.70	$11.84	$15.57	$5.28	$10.00
Income (Loss) from Investment Operations:
Net investment (loss) [1]	(0.02)	(0.03)	(0.06)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.91	(3.11)	(3.61)	10.47	(4.69)
Total from investment operations	0.89	(3.14)	(3.67)	10.41	(4.72)
Less Distributions:
Distributions from net investment income	(0.14)	—	(0.06)	(0.12)	—
Total distributions	(0.14)	—	(0.06)	(0.12)	—
Net asset value, end of year	$9.45	$8.70	$11.84	$15.57	$5.28
Total Return	10.45%	-26.50%	-23.53%	201.99%	-47.20%

Ratios/Supplemental Data:
Net assets at end year (000’s)	$100,119	$45,265	$58,033	$77,065	$3,432

Expenses to Average Net Assets before legal expense	0.69%	0.69%	0.69%	0.69%	0.69%
Gross Expenses to Average Net Assets	0.69%	0.69%	0.72%[2]	0.69%	0.69%
Net Investment Loss to Average Net Assets	-0.21%	-0.32%	-0.48%	-0.45%	-0.39%
Portfolio Turnover Rate	34%	36%	69%	33%	55%

[1]	Calculated based on average shares outstanding during the year.
[2]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 20151

Net Asset Value, Beginning of Year/Period	$40.08	$30.11	$27.91	$25.28	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.07	0.03	(0.01)	0.30	(0.05)
Net realized and unrealized gain (loss) on investments	(2.64)	9.94	2.34	2.52	0.33
Total from investment operations	(2.57)	9.97	2.33	2.82	0.28
Less Distributions:
Distributions from net investment income	(0.05)	(0.00)[3]	(0.13)	(0.19)	—
Total distributions	(0.05)	(0.00)[3]	(0.13)	(0.19)	—
Net asset value, end of year/period	$37.46	$40.08	$30.11	$27.91	$25.28
Total Return	-6.42%	33.16%	8.42%	11.23%	1.11%[4]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$1,427,200	$1,835,861	$1,097,360	$803,794	$1,059,125

Expenses to Average Net Assets before legal expense	0.60%	0.60%	0.68%	0.75%	0.75%[5]
Gross Expenses to Average Net Assets	0.60%	0.60%	0.72%[6]	0.75%	0.75%[5]
Net Investment Income (Loss) to Average Net Assets	0.19%	0.07%	-0.03%	1.21%	-0.19%[5]
Portfolio Turnover Rate	36%	41%	53%	34%	31%[4]

1	Commencement of operations on November 11, 2014.
2	Calculated based on average shares outstanding during the year/period.
3	Per share amount is less than $0.01.
4	Not annualized.
5	Annualized.
6	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 20151

Net Asset Value, Beginning of Year/Period	$42.86	$32.57	$24.96	$23.53	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.03	0.07	0.03	0.15	(0.01)
Net realized and unrealized gain (loss) on investments	3.93	10.22	7.60	1.39	(1.46)
Total from investment operations	3.96	10.29	7.63	1.54	(1.47)
Less Distributions:
Distributions from net investment income	(0.05)	(0.01)	(0.02)	(0.11)	—
Net realized gains	(0.18)	—	—	—	—
Total distributions	(0.23)	(0.01)	(0.02)	(0.11)	—
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.01	—	—
Net asset value, end of year/period	$46.60	$42.86	$32.57	$24.96	$23.53
Total Return	9.49%	31.62%	30.59%	6.51%	-5.86%[3]

Ratios/Supplemental Data:
Net assets at end year/period (000’s)	$743,198	$522,874	$170,993	$8,734	$4,707

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%	0.75%[4]
Gross Expenses to Average Net Assets	0.75%	0.75%	0.80%[5]	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	0.06%	0.16%	0.12%	0.63%	-0.23%[4]
Portfolio Turnover Rate	28%	16%	31%	32%	8%[3]

[1]	Commencement of operations on July 15, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Drone Economy Strategy ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 20161

Net Asset Value, Beginning of Year/Period	$39.05	$36.14	$26.75	$25.00
Income from Investment Operations:
Net investment income [2]	0.28	0.15	0.27	0.11
Net realized and unrealized gain (loss) on investments	(3.11)	3.08	9.26	1.68
Total from investment operations	(2.83)	3.23	9.53	1.79
Less Distributions:
Distributions from net investment income	(0.30)	(0.13)	(0.04)	(0.04)
Net realized gains	—	(0.19)	(0.10)	—
Total distributions	(0.30)	(0.32)	(0.14)	(0.04)
Net asset value, end of year/period	$35.92	$39.05	$36.14	$26.75
Total Return	-7.23%	9.03%	36.39%	7.15%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$37,720	$50,771	$37,948	$6,686

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.75%[4]
Gross Expenses to Average Net Assets	0.75%	0.75%	0.79%[5]	0.75%[4]
Net Investment Income to Average Net Assets	0.83%	0.42%	0.87%	0.68%[4]
Portfolio Turnover Rate	38%	42%	21%	13%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 20161

Net Asset Value, Beginning of Year/Period	$47.49	44.37	$32.90	$25.00
Income from Investment Operations:
Net investment income [2]	0.52	0.74	0.33	0.08
Net realized and unrealized gain (loss) on investments	(5.87)	2.98	11.71	7.82
Total from investment operations	(5.35)	3.72	12.04	7.90
Less Distributions:
Distributions from net investment income	(0.65)	(0.59)	(0.18)	—
Net realized gains	—	(0.03)	(0.39)	—
Total distributions	(0.65)	(0.62)	(0.57)	—
Capital Share Transactions:
Transaction fees added to paid-in capital	0.01	0.02	—	—
Net asset at end of year/period	$41.50	47.49	$44.37	$32.90
Total Return	-11.26%	8.38%	37.67%	31.62%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$83,000	$130,609	$39,934	$6,581

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75%	0.74%[4]
Gross Expenses to Average Net Assets	0.75%	0.75%	0.82%[5]	0.74%[4]
Net Investment Income to Average Net Assets	1.22%	1.48%	0.86%	0.44%[4]
Portfolio Turnover Rate	38%	42%	49%	10%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver Miners ETF (“SILJ”), ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Prime Mobile Payments ETF (“IPAY”), ETFMG Drone Economy Strategy ETF (“IFLY”), and ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
SILJ	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (“Prime Silver Index”).
HACK	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
IPAY	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
IFLY	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares Drone™ Index.
GAMR	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019, the Funds did not hold any securities that were fair valued by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2019:

SILJ

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$96,683,283	$2,751,112	$—	$99,434,395
Rights	—	391,843	—	391,843
Short Term Investments	404,875	—	—	404,875
Total Investments in Securities	$97,088,158	$3,142,955	$—	$100,231,113

HACK

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,371,030,229	$41,221,752	$—	$1,412,251,981
Short Term Investments	17,024,329	—	—	17,024,329
Investments Purchased with Securities Lending Collateral*	—	—	—	284,872,245
Total Investments in Securities	$1,388,054,558	$41,221,752	$—	$1,714,148,555

IPAY

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$741,163,544	$—	$—	$741,163,544
Short Term Investments	4,185,793	—	—	4,185,793
Investments Purchased with Securities Lending Collateral*	—	—	—	118,013,746
Total Investments in Securities	$745,349,337	$—	$—	$863,363,083

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

IFLY
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$35,834,776	$1,628,363	$—	$37,463,139
Short Term Investments	1,129,512	—	—	1,129,512
Investments Purchased with Securities Lending Collateral*	—	—	—	4,974,423
Total Investments in Securities	$36,964,288	$1,628,363	$—	$43,567,074

GAMR

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$76,275,380	$5,977,365	$—	$82,252,745
Short Term Investments	672,913	—	—	672,913
Investments Purchased with Securities Lending Collateral*	—	—	—	11,662,827
Total Investments in Securities	$76,948,293	$5,977,365	$—	$94,588,485

^	See Schedule of Investments for classifications by country and industry
*	Certain investments that are measured at fair value used the net asset value per share (or its equivalent) practical expediant have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

B.	Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

As of September 30, 2019, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

Under the Investment Advisory Agreement the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Funds’ unitary fees are accrued daily and paid monthly. The Advisor bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

SILJ	0.69%
HACK	0.60%
IPAY	0.75%
IFLY	0.75%
GAMR	0.75%

The Advisor has an agreement with, and is dependent on, a third party to pay the Funds’ expenses in excess of the annual expense rates of each Funds’ average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Sponsor provides marketing support for the Funds, including distributing marketing materials related to the Funds. The Advisor has entered into an agreement with ETFMG Financial, LLC (“the Sponsor”). The Sponsor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Level ETF Ventures, LLC serves as the index provider for SILJ, HACK, IPAY, and GAMR. Reality Shares, LLC serves as the index provider for IFLY.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2019, the Funds did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2019:

	Purchases	Sales
SILJ	$18,995,229	$19,141,558
HACK	644,367,623	622,514,268
IPAY	177,301,997	152,744,400
IFLY	14,919,141	14,894,075
GAMR	37,080,572	41,585,207

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2019:

	Purchases In-Kind	Sales In-Kind

SILJ	$66,551,603	$15,664,100
HACK	410,082,838	706,626,353
IPAY	595,603,953	421,303,476
IFLY	8,056,126	16,335,678
GAMR	11,308,888	37,459,032

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2019.

NOTE 7 – SECURITIES LENDING

The Funds, except for SILJ, may lend up to 33 1∕3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year ended September 30, 2019, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of the year ended September 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
HACK	$281,465,786	$284,872,245
IPAY	116,462,150	118,013,746
IFLY	4,596,541	4,974,423
GAMR	11,330,232	11,662,827

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, a money market fund with an overnight and continuous maturity.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2019 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SILJ	$117,382,850	$5,646,858	$(22,798,595)	$(17,151,737)
HACK	1,749,536,332	205,354,606	(240,742,383)	(35,387,777)
IPAY	859,972,547	39,313,020	(35,922,484)	3,390,536
IFLY	43,100,694	4,650,275	(4,183,895)	466,380
GAMR	108,068,315	8,434,786	(21,914,616)	(13,479,830)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain (Loss)
SILJ	1,429,166	$—	$1,429,166	$(27,394,249)	$(43,116,820)
HACK	287,885	—	287,885	(214,644,803)	(249,744,695)
IPAY	207,319	—	207,319	(10,692,920)	(7,095,065)
IFLY	4,196	—	4,196	(4,298,385)	(3,827,809)
GAMR	293,255	—	293,255	(15,345,219)	(28,531,794)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2019, the Funds had accumulated capital loss carryovers of:

	Capital Loss Carryforward ST	Capital Loss Carryforward LT	Expires
SILJ	$(13,259,745)	$(14,134,394)	Indefinite
HACK	(117,867,305)	(96,756,036)	Indefinite
IPAY	(3,677,255)	(7,011,361)	Indefinite
IFLY	(662,548)	(3,634,436)	Indefinite
GAMR	(8,192,239)	(7,151,997)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2019.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

	Late Year Ordinary Loss	Post-October Capital Loss
SILJ	$—	$—
HACK	—	—
IPAY	—	—
IFLY	—	—
GAMR	—	—

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
SILJ	$(1,934,408)	$1,934,408
HACK	(151,282,049)	151,282,049
IPAY	(105,161,737)	105,161,737
IFLY	(3,012,440)	3,012,440
GAMR	(1,718,561)	1,718,561

The tax character of distributions paid during the year ended September 30, 2019, and the year ended September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
SILJ	$815,294	$—	$—	$—
HACK	2,039,082	—	125,955	—
IPAY	1,559,846	726,561	61,070	—
IFLY	326,484	—	401,757	2,383
GAMR	1,402,817	—	1,401,544	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

NOTE 9 – INVESTMENTS IN AFFILIATES

ETFMG Prime Junior Silver Miners ETF

ETFMG Prime Junior Silver Miners ETF owned 5% or more of the voting securities of the following company during the year ended September 30, 2019. Kootenay Silver, Inc, is deemed to be an affiliate of the Fund as of year ended September 30, 2019 as defined by the 1940 Act. Transactions during the period in this security were as follows:

Security Name	Value September 30, 2018	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value September 30, 2019	Ending Shares
Kootenay Silver, Inc.*	99,407	574,690	(44,883)	$(46,488)	$178,190	$—	$760,917	4,200,420

*Affiliate as of September 30, 2019.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned 5% or more of the voting securities of the following companies during the year ended September 30, 2019. Secure Works Corp, Carbonite, Inc., and Tufin Software Technologies Ltd. are deemed to be affiliates of the Fund as defined by the 1940 Act as of the year ended September 30, 2019. Transactions during the period in these securities were as follows:

Security Name	Value September 30, 2018	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value September 30, 2019	Ending Shares
SecureWorks Corp *	13,790,470	8,412,422	(10,937,127)	$1,853,777	$(2,997,796)	$—	$10,121,746	782,811
Carbonite, Inc *	58,116,701	46,412,334	(26,146,067)	(10,294,957)	(25,278,159)	—	42,809,852	2,763,709
Tufin Software
Technologies Ltd.*	—	68,647,993	(3,914,794)	(2,385,466)	(22,105,419)	—	40,242,313	2,444,855
Total	71,907,171	123,472,749	(40,997,988)	(10,826,647)	(50,381,373)	$—	93,173,911	5,991,375

NOTE 10 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2019-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

NOTE 11 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Funds, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Funds’ financial statements.

NOTE 12 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF and ETFMG Video Game Tech ETF:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF and ETFMG Video Game Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 27, 2019

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of ETFMG Prime Junior Silver Miners ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF (the “Funds”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (April 1, 2019 to September 30, 2019) for the Funds.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

ETFMG™ ETFs

EXPENSE EXAMPLES

Six Months Ended September 30, 2019 (Unaudited) (Continued)

Fund Name	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period ^	Annualized Expense Ratio During the Period April 1, 2019 to September 30, 2019
ETFMG Prime Junior Silver Miners ETF
Actual	$1,000.00	$1,064.40	$3.57	0.69%
Hypothetical (5% annual)	1,000.00	1,021.61	3.50	0.69%
ETFMG Prime Cyber Security ETF
Actual	1,000.00	937.70	2.91	0.60%
Hypothetical (5% annual)	1,000.00	1,022.06	3.04	0.60%
ETFMG Prime Mobile Payments ETF
Actual	1,000.00	1,086.20	3.92	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG Drone Economy Strategy ETF
Actual	1,000.00	1,074.00	3.90	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%
ETFMG Video Game Tech ETF
Actual	1,000.00	945.60	3.66	0.75%
Hypothetical (5% annual)	1,000.00	1,021.31	3.80	0.75%

^	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period for the Funds).

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	8	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015)	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	8	None
Jared A. Chase (1955)	Trustee (since 2018)	Chief Operating and Financial Officer, Root Capital (a 501(c)(3) non-profit lender); Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	8	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
SILJ	24.52%
HACK	100.00%
IPAY	100.00%
IFLY	100.00%
GAMR	98.84%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was as follows:

Fund Name	Dividends Received Deduction
SILJ	22.47%
HACK	100.00%
IPAY	85.17%
IFLY	82.39%
GAMR	19.58%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Name	Short-Term Capital Gain
SILJ	0.00%
HACK	0.00%
IPAY	68.95%
IFLY	0.00%
GAMR	0.00%

During the year ended September 30, 2019, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited) (Continued)

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/19
GAMR	$1,456,586	$89,469	$0.72829292	$0.04473450	2,000,000
SILJ	258,662	19,609	0.02440207	0.00184987	10,600,000

Foreign taxes paid or withheld should be included to taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisors with respect to their investments in the Funds.

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third Fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT is available on the website of the SEC at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.ETFMG.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.ETFMG.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ETFMG.com. Read the prospectus carefully before investing.

ETFMG™ ETFs

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association
Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2019

ETFMG Alternative Harvest ETF

Ticker: MJ

Beginning on January l, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

ETFMG Alternative Harvest ETF

September 30, 2019

1

ETFMG Alternative Harvest ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the ETFMG Alternative Harvest Exchange-Traded Fund (“MJ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2018 to September 30, 2019.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Alternative Harvest Index (the “Index”).

Over the period, the total return for the Fund was - 45.60%, while the total return for the Index was -47.21%. The best performers on the basis of contribution to return were Cronos, Scotts Miracle Gro, and Canopy Growth, while the worst performers were Tilray, CannTrust, and Aurora Cannabis.

We thank you for your interest in the Fund. You can find further details about MJ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

2

ETFMG Alternative Harvest ETF

PORTFOLIO REVIEW (Unaudited)

September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmarks:

	One Year	Annualized Three Year	Annualized Since Inception** - September 30, 2019
ETFMG Alternative Harvest ETF - NAV	(45.60)%	(5.08)%	1.48%
ETFMG Alternative Harvest ETF - Market
Price	(46.12)%	(5.98)%	0.42%
S&P 500 Index *** (1)	4.25%	13.39%	12.52%
Prime Alternative Harvest Index **** (1)	(47.21)%	(3.40)%	2.88%
Total Fund Operating Expenses (2)			0.75%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of the Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the traded Net Asset Value “NAV” on September 30, 2019. Performance data current to the most recent month end may be obtained by visiting www.etfmj.com or by calling 1-844-383-6477.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. The Fund’s total annual operating expenses are 0.75% per the January 31, 2019 prospectus. Please see the Financial Highlights for a more recent expense ratio.

**	As of the close of business on the day of commencement of trading on December 3, 2015.
***	The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
****	The Prime Alternative Harvest Index has been created to provide investors with a product that enables them to take advantage of both event-driven news and long-term trends in the cannabis industry as well as the industries likely to be influenced by the medicinal and recreational cannabis legalization initiatives taking place in many locations globally.

(1)	The return reflects the actual performance through September 30, 2019 (the last day of the New York Stock Exchange was open) to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
(2)	The expense ratio is taken from the Fund’s most recent prospectus dated January 31, 2019.
3

Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings *

	Security	% of Total Investments †
1	Aurora Cannabis, Inc	7.9%
2	Canopy Growth Corp.	7.7%
3	GW Pharmaceuticals PLC	7.7%
4	Cronos Group, Inc.	7.5%
5	Tilray, Inc.	6.4%
6	HEXO CORP.	4.8%
7	Aphria, Inc.	4.5%
8	Corbus Pharmaceuticals Holdings, Inc.	4.3%
9	Green Organic Dutchman Holdings Ltd.	3.7%
10	22nd Century Group., Inc.	3.5%
	Top Ten Holdings of Total Investments†	58.0%

* Current Fund holdings may not be indicative of future Fund holdings.

† Percentage of total investments less cash.

4

ETFMG Alternative Harvest ETF

September 30, 2019

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s prospectus.

The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Cannabis companies and pharmaceutical companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only and Redemption Units only, typically consisting of aggregations of 50,000 shares.

5

ETFMG Alternative Harvest ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2019

ETFMG Alternative Harvest ETF
As a percent of Net Assets:
Canada	54.4%
United States	26.4%
United Kingdom	11.2%
Sweden	2.1%
Japan	2.0%
Italy	1.8%
Mexico	0.0 ^
Short-Term and other Net Assets (Liabilities)	2.1%
100.0%

^ Less than 0.05%.

6

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2019

	Shares	Value
COMMON STOCKS – 97.9%
Canada – 54.4%
Investment Companies - 8.3%
Canopy Rivers, Inc. (a)	4,768,853	$7,811,006
Cronos Group, Inc. (a) ^	6,463,066	58,490,747
Total Investment Companies		66,301,753
Pharmaceuticals - 46.1%
Aphria, Inc. (a) ^	6,859,184	35,608,528
Aurora Cannabis, Inc. (a) ^	14,063,361	61,738,155
Auxly Cannabis Group, Inc. (a)	6,975,161	4,106,597
CannTrust Holdings, Inc. (a) ^	18,881,815	21,147,633
Canopy Growth Corp. (a) ^	2,637,499	60,477,852
Emerald Health Therapeutics, Inc. (a)	6,607,947	6,484,003
Green Organic Dutchman Holdings Ltd. (a) ^	19,142,612	29,331,247
HEXO Corp. (a) ^	9,409,470	37,253,229
Khiron Life Sciences Corp. (a)	5,256,675	4,761,301
MediPharm Labs Corp. (a)	5,598,551	16,058,040
Organigram Holdings, Inc. (a) ^	7,347,228	25,274,464
PharmaCielo Ltd. (a)	1,188,350	4,601,453
Supreme Cannabis Co., Inc. (a)	5,867,569	5,137,472
The Flowr Corp.. (a)	1,165,172	2,409,761
Tilray, Inc. (a) ^	2,038,992	50,444,662
Village Farms International, Inc. (a) ^	466,700	4,223,635
Total Pharmaceuticals		369,058,032
Total Canada		435,359,785

Italy - 1.8%
Machinery - 1.8%
Gima TT SpA	1,838,181	14,645,775

Japan - 2.0%
Tobacco - 2.0%
Japan Tobacco, Inc.	719,587	15,746,061

Mexico - 0.00%
Construction & Engineering - 0.00%
Empresas ICA SAB de CV (a)(b)	155,893	—

Sweden - 2.1%
Tobacco - 2.1%
Swedish Match AB	410,147	16,961,601

United Kingdom - 11.2%
Pharmaceuticals - 7.5%
GW Pharmaceuticals PLC - ADR (a)	522,419	60,093,858
Tobacco - 3.7%
British American Tobacco PLC	421,130	15,572,850
Imperial Brands PLC	618,317	13,898,924
Total Tobacco		29,471,774
Total United Kingdom		89,565,632

The accompanying notes are an integral part of these financial statements.

7

ETFMG Alternative Harvest ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value

United States - 26.4%
Biotechnology - 9.8%
Arena Pharmaceuticals, Inc. (a)	261,171	$11,953,797
Cara Therapeutics, Inc. (a)	711,411	13,004,593
Corbus Pharmaceuticals Holdings, Inc. (a)	6,889,360	33,551,183
Zynerba Pharmaceuticals Inc. (a) ^	2,679,457	20,256,695
Total Biotechnology		78,766,268
Chemicals - 1.9%
Scotts Miracle-Gro Co.	149,420	15,213,944
Paper & Forest Products - 2.3%
Schweitzer-Mauduit International, Inc.	486,135	18,200,894
Tobacco - 12.4%
22nd Century Group, Inc. (a) ^	11,970,488	27,053,303
Altria Group, Inc.	340,293	13,917,984
Philip Morris International, Inc.	197,603	15,003,996
Turning Point Brands, Inc.	437,206	10,081,970
Universal Corp.	276,025	15,128,930
Vector Group Ltd.	1,540,268	18,344,587
Total Tobacco		99,530,770
Total United States		211,711,876
TOTAL COMMON STOCKS (Cost $1,146,546,139)		783,990,730

COLLATERAL FOR SECURITIES LOANED – 31.7% + Stock Loan Cash Collateral – 31.7%
Stock Loan Cash Collateral (Cost $253,544,706)		253,544,706

Total Investments (Cost $1,400,090,845) – 129.6%		$1,037,535,436
Liabilities in Excess of Other Assets - (29.6)%		(236,578,034)
NET ASSETS - 100.0%		$800,957,402

Percentages are stated as a percent of net assets.

AB - Aktiebolag

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust’s fair value hierachy. This security represents $0 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.

+	Total cash collateral has a value of $253,544,706 as of September 30, 2019.
^	All or a portion of this security is out on loan as of September 30, 2019. Total value of securities out on loan is $253,544,706.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P,

The accompanying notes are an integral part of these financial statements.

8

ETFMG Alternative Harvest ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2019

ASSETS
Investments in securities, at value*	$1,037,535,436
Cash	12,649,560
Receivables:
Foreign Cash	200,772
Securities lending income receivable	4,085,713
Dividends and interest receivable	743,561
TOTAL ASSETS	1,055,215,042

LIABILITIES
Collateral received for securities loaned (Note 7)	253,544,706
Payables:
Payable for investments purchased	206,532
Management fees payable	506,402
TOTAL LIABILITIES	254,257,640
NET ASSETS	$800,957,402

NET ASSETS CONSIST OF:
Paid in capital	$1,445,971,079
Total accumulated deficit	(645,013,677)
NET ASSETS	$800,957,402

*Identified Cost:
Investments in securities	$1,400,090,845

NET ASSET VALUE PER SHARE:
Net Assets	$800,957,402
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	38,450,000
Net asset value (Net Assets ÷ Shares Outstanding)	$20.83

The accompanying notes are an integral part of these financial statements.

9

ETFMG Alternative Harvest ETF

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

INVESTMENT INCOME
Dividends (Net of Foreign tax withholdings of $401,808)	$11,389,227
Securities Lending Income	26,866,312
TOTAL INVESTMENT INCOME	38,255,539

EXPENSES
Management fees	7,155,476
TOTAL EXPENSES	7,155,476
NET INVESTMENT INCOME	31,100,063

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
In-kind redemptions	115,241,844
Investments	(238,611,691)
Foreign currency transactions	(1,194,336)
(124,564,183)

Net change in unrealized appreciation (depreciation) on:
Investments	(487,870,480)
Foreign currency translations	757,591
(487,112,889)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(611,677,072)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(580,577,009)

The accompanying notes are an integral part of these financial statements.

10

ETFMG Alternative Harvest ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS
Net investment income	$31,100,063	$3,481,427
Net realized loss on investments and foreign currency transactions	(124,564,183)	(58,906,465)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(487,112,889)	123,759,815
Net increase (decrease) in net assets resulting from operations	(580,577,009)	68,334,777

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid: *	(30,165,500)	—
From net investment income	—	(2,416,185)
From net realized gains	—	(40,848)
Net decrease in net assets resulting from distributions to shareholders	(30,165,500)	(2,457,033)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,088,901,300	666,343,766
Cost of shares redeemed	(357,641,447)	(58,977,855)
Transaction Fees (Note 1)	880,806	44,190
Net increase in net assets resulting from shares of beneficial interest	732,140,659	607,410,101

TOTAL INCREASE IN NET ASSETS	121,398,150	673,287,845

NET ASSETS
Beginning of Year	679,559,252	6,271,407
End of Year	$800,957,402	$679,559,252

SHARE ACTIVITY
Shares Sold	32,250,000	19,000,000
Shares Redeemed	(10,900,000)	(2,100,000)
Net increase in shares of beneficial interest outstanding	21,350,000	16,900,000
Beginning Shares	17,100,000	200,000
Ending Shares	38,450,000	17,100,000

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

The accompanying notes are an integral part of these financial statements.

11

ETFMG Alternative Harvest ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period/year

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016 (1)
Net asset value, beginning of period	$39.74	$31.36	$29.64	$25.00

Activity from investment operations:
Net investment income (2)	1.02	0.37	0.57	0.98
Net realized and unrealized gain (loss) on investments	(18.96)	8.95	4.42	4.59
Total from investment operations	(17.94)	9.32	4.99	5.57

Less distributions from:
Net investment income	(0.97)	(0.74)	(2.56)	(0.93)
Net realized gains	—	(0.20)	(0.71)	—
Total distributions	(0.97)	(0.94)	(3.27)	(0.93)

Net asset value, end of period	$20.83	$39.74	$31.36	$29.64

Total return (4)(5)	(45.60)%	33.85%	20.23%	22.63	%(7)

Net assets, at end of period (000s)	$800,957	$679,559	$6,271	$2,964

Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.79%	0.79%
Ratio of net investment income to average net assets (6)	3.26%	1.18%	1.98%	5.88%

Portfolio Turnover Rate (3)	71%	97%	44%	44	%(7)

(1)	Commencement of operations on December 2, 2015.
(2)	Per share amounts calculated using the average shares method.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(6)	Annualized for periods less than one year.
(7)	Not annualized.

The accompanying notes are an integral part of these financial statements.

12

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

ETFMG Alternative Harvest ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index (the “Index”). The Fund commenced operations on December 2, 2015 as the Tierra XP Latin America Real Estate ETF.

Effective December 26, 2017, the Board of Trustees of the Trust approved the following changes to the Fund: a) The Fund’s name was changed to the ETFMG Alternative Harvest ETF; b) the Fund’s underlying index, the Solactive Latin America Real Estate Index, was replaced with the Prime Alternative Harvest Index; c) The Fund’s investment objective was changed to the following: “The ETFMG Alternative Harvest ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Alternative Harvest Index” (the “New Index”); and d) the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of real estate related companies in Latin America was eliminated.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges are included in “Transaction Fees” in the Statement of Changes in Net Assets.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

13

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

Security Valuation - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019, the Fund held one fair valued security which was valued by the board.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

14

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ assets measured at fair value as of September 30, 2019:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$783,990,730	$—	$—	(a)	$783,990,730
Collateral for Securities Loaned*	—	—	—		253,544,706
Total Investments in Securities	$783,990,730	$—	$—		$1,037,535,436

^	See Schedule of Investments for classifications by country and industry.
(a)	Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Federal Income Taxes - The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s September 30, 2016-September 30, 2018 tax returns or expected to be taken in the Fund’s September 30, 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

Security transactions and Investment Income - Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

15

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Foreign Currency Translations and Transactions - The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, assets and liabilities at the daily rates of exchange, and

(ii)	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Distributions to shareholders - Distributions to shareholders from net investment income are declared and paid by the Fund on a quarterly basis. Distributions to Shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Share Valuation - The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

Guarantees and Indemnification - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	RISK FACTORS

Investing in the ETFMG Alternative Harvest ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

United States Regulatory Risks of the Marijuana Industry: The possession and use of marijuana, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of marijuana is regulated by both the federal government and state governments, and state and federal laws regarding marijuana often conflict. Even in those states in which the use of marijuana has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of marijuana pre-empts state laws that legalizes its use for medicinal and recreational purposes. Members of the Trump Administration, including former Attorney General Jeff Sessions, have made statements indicating that the Trump Administration intends to take a harsher stance on federal marijuana laws. Any such change in the federal government’s enforcement of current federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate marijuana, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments. The Cannabis Companies and Pharmaceutical Companies may never be able to legally produce and sell products in the United States or other national or local jurisdictions.

16

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Marijuana is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. § 811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. No drug product containing natural cannabis or naturally-derived cannabis extracts have been approved by the FDA for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production and the DEA may never issue the registrations required for the commercialization of such products.

Facilities conducting research, manufacturing, distributing, importing or exporting, or dispensing controlled substances must be registered (licensed) to perform these activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical marijuana research or to otherwise cultivate, possess or distribute marijuana.

Non-U.S. Regulatory Risks of the Marijuana Industry - The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of marijuana, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational Risks of the Marijuana Industry - Companies involved in the marijuana industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical marijuana research or to otherwise cultivate, possess or distribute marijuana. Since the use of marijuana is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of marijuana.

Concentration Risk - The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

17

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Consumer Staples Sector Risk - The consumer staples sector may be affected by the permissibility of using various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Equity Market Risk - The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Non-Diversification Risk - Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Securities Lending Risk - Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

4.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Advisor is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single management fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). From the period October 1, 2017 to December 25, 2017, the Fund’s Sponsor was Tierra Funds, LLC. Tierra Funds, LLC agreed to sublicense the use of the Underlying Index to the Advisor. Effective December 26, 2017, the Advisor has entered into an Agreement with ETFMG Financial, LLC (the “Sponsor”). The Sponsor provides marketing support for the Fund, including distributing marketing materials related to the Fund.

18

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

5.	DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2019, the Fund did not incur any 12b-1 expenses.

6.	PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2019:

Purchases	Sales
$750,497,729	$654,147,846

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2019:

Purchases In-Kind	Sales In-Kind
$978,845,094	$350,264,221

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2019.

7.	SECURITIES LENDING

The Fund may lend up to 33 1∕3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by Wedbush Securities Inc (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the value of any loaned securities at the time of the loan. The Fund receives compensation in the form of fees. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is held by the Custodian in accordance with the custody agreement. The Fund could experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

19

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

As of September 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Values of Securities on Loan	Fund Collateral Received*
$253,544,706	$253,544,706

* The securities on loan were collateralized in full with cash, as shown on the Schedule of investments.

8.	TAX COMPONENTS OF CAPITAL

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)
$726,784	$—	$—	$(161,193,929)	$—	$(484,546,532)	$(645,013,677)

The difference between book basis and tax basis undistributed net investment income, unrealized depreciation and accumulated net realized losses from investments is attributable to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. The unrealized depreciation in the table above includes unrealized foreign currency losses of $8,944.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Expiring	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
$—	$128,455,840	$32,738,089	$161,193,929	$—

Permanent book and tax differences, primarily attributable to tax adjustments for realized gains (losses) on in-kind redemptions, resulted in reclassifications for the year ended September 30, 2019 as follows:

Paid In Capital	Accumulated Earnings (Losses)
$96,876,855	$(96,876,855)

9.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2019 and September 30, 2018 are as follows:

Year Ended September 30, 2019		Year Ended September 30, 2018
From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
$30,165,500	$—	$2,416,185	$40,848
20

ETFMG Alternative Harvest ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
$1,268,528,319	$16,669,277	$(501,206,866)	$(484,537,589)

11.	LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a Pure Funds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

12.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

13.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

21

ETFMG Alternative Harvest ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of ETFMG Alternative Harvest ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ETFMG Alternative Harvest ETF (the “Fund”) (a series of ETF Managers Trust), as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 27, 2019

22

ETFMG Alternative Harvest ETF

EXPENSE EXAMPLE

Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/19-9/30/19	Expense Paid During Period** 4/1/19-9/30/19
Actual	$1,000.00	$584.60	$2.98	0.75%

Hypothetical	$1,000.00	$1,021.31	$3.80	0.75%
(5% return before expenses)

* “Actual” expense information for the Fund is for the period from April 1, 2019 to September 30, 2019. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 183/365 (to reflect the period from April 1, 2019 to September 30, 2019). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 183/365 (to reflect the full half-year period).

** Annualized.

23

ETFMG Alternative Harvest ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited) (Continued)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.etfmj.com daily.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.etfmj.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.etfmj.com. Read the prospectus carefully before investing.

24

ETFMG Alternative Harvest ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer (since 2016), ETF Managers Group, LLC; Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012–2016) and Chief Compliance Officer (2012–2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012–2014) (commodity pool operator).	10	None
Reshma J. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Partner, Crow & Cushing (law firm) (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

25

ETFMG Alternative Harvest ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jared Chase (1955)	Trustee (since 2018)	Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	10	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	10	None
26

ETFMG Alternative Harvest ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

27

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Transfer Agent

Computershare Investor Services

480 Washington Boulevard, Jersey City, New Jersey 07310

Securities Lending Agent

Wedbush Securities Inc.

1000 Wilshire Boulevard, Los Angeles, California 90017

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2019

BlueStar Israel Technology ETF
Ticker: ITEQ

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

BlueStar Israel Technology ETF

September 30, 2019

BlueStar Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar Israel Technology Exchange-Traded Fund (“ITEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2018 to September 30, 2019.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the BlueStar Israel Global Technology Index (the “Index”).

Over the 12-month period ending September 30, 2019, the total return for the Fund was 11.17%, while the total return for the Index was 12.44%. The best performers in the Fund on the basis of contribution to its return were SolarEdge, Mellanox Technologies, and Novocure, while the worst performers were Plus500, CheckPoint and OPKO Health.

We believe Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names in the tech industry today.

Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies is significant in many key technology subsectors, and Israel-based Research & Development and non-public companies are usually significant contributors to that same sub-industry’s ecosystem.

There is much ahead for Israeli Technology companies and we are thankful you have joined us. You can find further details about ITEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

2

BlueStar Israel Technology ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	Since Inception (11/2/2015)	Value of $10,000 (9/30/2019)
BlueStar Israel Technology ETF (NAV)	11.17%	13.07%	$16,168
BlueStar Israel Technology ETF (Market)	10.92%	13.02%	$16,141
S&P 500 Index	4.25%	11.55%	$15,339
BlueStar Israel Global Technology IndexTM	12.44%	14.04%	$16,721

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

 BlueStar Israel Technology ETF

Top Ten Holdings as of September 30, 2019 (Unaudited)*

	Security	% of Total Investments
1	Amdocs, Ltd.	6.49%
2	Nice, Ltd.	6.34%
3	Novocure, Ltd.	5.75%
4	Check Point Software Technologies, Ltd.	5.74%
5	Mellanox Technologies, Ltd.	5.37%
6	Wix.com, Ltd.	4.86%
7	Elbit Systems, Ltd.	3.91%
8	SolarEdge Technologies, Inc.	3.84%
9	CyberArk Software, Ltd.	3.70%
10	Ormat Technologies, Inc.	3.48%

	Top Ten Holdings = 49.48% of Total Investments * Current Fund holdings may not be indicative of future Fund holdings.

4

BlueStar Israel Technology ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

The BlueStar Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology Index® (“BIGITech®” or the “Index”).

Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the BIGITech™ Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The BlueStar Israel Global Technology Index® (BIGITech®) is an index of Israeli technology companies listed on global stock exchanges in Tel Aviv, New York, London and elsewhere.

S&P 500: The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

5

BlueStar Israel Technology ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2019 (Unaudited)

BlueStar Israel Technology ETF
As a percent of Net Assets:
Guernsey	7.8%
Israel	58.1
Jersey	7.3
United Kingdom	4.3
United States	22.4
Short-Term and other Net Assets (Liabilities)	0.3
100.0%

6

BlueStar Israel Technology ETF

Schedule of Investments
September 30, 2019

	Shares	Value
COMMON STOCKS - 99.7%
Guernsey - 7.8%
IT Services - 7.8%
Amdocs, Ltd.	87,243	$5,767,634

Israel – 58.1%
Aerospace & Defense - 5.3%
Elbit Systems, Ltd.	21,000	3,479,612
RADA Electronic Industries, Ltd. (a)	75,390	358,856
Total Aerospace & Defense		3,838,468
Biotechnology - 1.6%
BioLine RX, Ltd. - ADR (a)	47,745	126,047
Galmed Pharmaceuticals, Ltd. (a)(b)	46,734	223,389
Intec Pharma, Ltd. (a)(b)	61,558	44,870
Kamada, Ltd. (a)	55,901	287,847
UroGen Pharma, Ltd. (a)(b)	19,856	473,167
Total Biotechnology		1,155,320
Communications Equipment - 4.2%
AudioCodes, Ltd.	28,805	544,703
Ceragon Networks, Ltd. (a)(b)	118,319	318,278
Ituran Location & Control, Ltd.	22,451	556,560
Radcom, Ltd. (a)	31,508	288,298
Radware, Ltd. (a)	40,995	994,539
Silicom, Ltd. (a)	11,505	363,558
Total Communications Equipment		3,065,936
Health Care Equipment & Supplies - 0.7%
Brainsway, Ltd. (a)	55,695	268,041
Intercure, Ltd. (a)	125,665	187,978
Total Health Care Equipment & Supplies		456,019
Household Durables - 0.7%
Maytronics, Ltd.	63,856	544,100
Independent Power and Renewable Electricity Producers - 1.7%
Energix-Renewable Energies, Ltd. (a)	219,157	530,831
Enlight Renewable Energy, Ltd. (a)	677,391	733,463
Total Independent Power and Renewable Electricity Producers		1,264,294
IT Services - 7.6%
Formula Systems 1985, Ltd.	9,664	615,494
Matrix IT, Ltd.	40,273	686,075
Wix.com, Ltd. (a)	37,010	4,320,547
Total IT Services		5,622,116
Life Sciences Tools & Services - 0.6%
Compugen, Ltd. (a)(b)	103,368	437,247
Machinery - 1.4%
Kornit Digital, Ltd. (a)	34,621	1,065,634
Pharmaceuticals - 1.0%
Foamix Pharmaceuticals, Ltd. (a)(b)	118,443	360,067
Redhill Biopharma, Ltd. - ADR (a)	50,061	352,429
Total Pharmaceuticals		712,496

The accompanying notes are an integral part of these financial statements.

7

BlueStar Israel Technology ETF

Schedule of Investments
September 30, 2019 (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment - 10.6%
Camtek, Ltd.	39,508	$370,585
Mellanox Technologies, Ltd. (a)	43,596	4,777,685
Nova Measuring Instruments, Ltd. (a)	27,771	897,939
Tower Semiconductor, Ltd. (a)	89,943	1,772,081
Total Semiconductors & Semiconductor Equipment		7,818,290
Software - 21.2% (d)
Allot Communications, Ltd. (a)	53,974	435,030
Check Point Software Technologies, Ltd. (a)(b)	46,634	5,106,423
CyberArk Software, Ltd. (a)(b)	32,930	3,287,073
Hilan, Ltd.	18,104	739,003
Magic Software Enterprises, Ltd.	42,249	384,419
Nice, Ltd. (a)	38,365	5,639,558
Total Software		15,591,506
Technology Hardware, Storage & Peripherals - 1.5%
Stratasys, Ltd. (a)(b)	52,635	1,121,389
Total Israel		42,692,815

Jersey - 7.3%
Health Care Equipment & Supplies - 6.8%
Novocure, Ltd. (a)	68,350	5,111,213
Interactive Media & Services - 0.5%
XLMedia PLC	462,494	346,880
Total Jersey		5,458,093

United Kingdom - 4.3%
Communications Equipment - 0.4%
BATM Advanced Communications (a)	613,669	311,622
Diversified Financial Services - 1.4%
Plus500, Ltd.	108,386	1,017,081
Hotels, Restaurants & Leisure - 1.0%
888 Holdings PLC	380,364	720,685
Media - 0.7%
Tremor International, Ltd. (a)	318,937	529,399
Software - 0.8% (d)
Sapiens International Corp. NV	32,786	616,815
Total United Kingdom		3,195,602

United States - 22.4%
Aerospace & Defense - 0.4%
Arotech Corp. (a)	112,705	331,353
Biotechnology - 0.6%
BrainStorm Cell Therapeutics, Inc. (a)(b)	68,647	267,723
Pluristem Therapeutics, Inc. (a)	44,572	178,352
Total Biotechnology		446,075
Communications Equipment - 0.5%
Gilat Satellite Networks, Ltd.	43,221	367,898

The accompanying notes are an integral part of these financial statements.

8

 BlueStar Israel Technology ETF

Schedule of Investments
September 30, 2019 (Continued)

	Shares	Value
Electric Utilities - 4.2%
Ormat Technologies, Inc.	40,838	$3,095,523
Semiconductors & Semiconductor Equipment - 6.2%
CEVA, Inc. (a)	25,623	765,103
DSP Group, Inc. (a)	30,855	434,593
SolarEdge Technologies, Inc. (a)(b)	40,750	3,411,590
Total Semiconductors & Semiconductor Equipment		4,611,286
Software - 10.3% (d)
ForeScout Technologies, Inc. (a)	35,307	1,338,841
LivePerson, Inc. (a)	58,039	2,135,401
Varonis Systems, Inc. (a)(b)	28,036	1,675,992
Verint Systems, Inc. (a)(b)	57,752	2,470,631
Total Software		7,620,865
Total United States		16,473,000
TOTAL COMMON STOCKS (Cost $61,490,830)		73,587,144

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class 1.79% (c)	231,429	231,429
TOTAL SHORT-TERM INVESTMENTS (Cost $231,429)		231,429

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 20.4%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (c)	15,083,155	15,083,155
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $15,083,155)		15,083,155

Total Investments (Cost $76,805,414) - 120.4%		88,901,728
Liabilities in Excess of Other Assets - (20.4)%		(15,055,076)
TOTAL NET ASSETS - 100.0%		$73,846,652

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan as of September 30, 2019.
(c)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(d)	As of September 30, 2019, the Fund had a significant portion of its assets invested in the Software Industry.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

9

BlueStar Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2019

BlueStar Israel Technology ETF
ASSETS
Investments in securities, at value*	$88,901,728
Foreign currency*	27
Receivables:
Dividends and interest receivable	69,393
Securities lending income receivable	5,161
Total Assets	88,976,309

LIABILITIES
Collateral received for securities loaned (Note 7)	15,083,155
Payables:
Management fees payable	46,502
Total Liabilities	15,129,657
Net Assets	$73,846,652

NET ASSETS CONSIST OF:
Paid-in Capital	$62,225,675
Total Distributable Earnings	8,620,977
Net Assets	$73,846,652

*Identified Cost:
Investments in securities	$76,805,414
Foreign currency	31

Shares Outstanding^	1,850,000

Net Asset Value, Offering and Redemption Price per Share	$39.92

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

10

BlueStar Israel Technology ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME

BlueStar Israel Technology ETF

Income:
Dividends from securities (net of foreign withholdings tax of $69,283)	$343,142
Interest	6,664
Securities lending income	34,267
Total Investment Income	384,073

Expenses:
Management fees	456,793
Total Expenses	456,793

Net Investment Loss	(72,720)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(2,945,606)
In-Kind redemptions	3,301,685
Foreign currency and foreign currency translation	(15,342)
Net Realized Gain on Investments and In-Kind Redemption	340,737
Net Change in Unrealized Appreciation of:
Investments	5,481,529
Foreign currency and foreign currency translation	53
Net Change in Unrealized Appreciation of Investments	5,481,582
Net Realized and Unrealized Gain on Investments	5,822,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,749,599

The accompanying notes are an integral part of these financial statements.

11

BlueStar Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income (loss)	$(72,720)	$44,983
Net realized gain on investments and in-kind redemptions	340,737	1,455,273
Net change in unrealized appreciation of investments	5,481,582	3,975,961
Net increase in net assets resulting from operations	5,749,599	5,476,217

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(150,718)	(163,624)
Return of Capital	(14,773)	—
Total distributions from distributable earnings	(165,491)	(163,624)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	7,019,455	32,392,245
Net increase in net assets	$12,603,563	$37,704,838

NET ASSETS
Beginning of Year	61,243,089	23,538,251
End of Year	$73,846,652	$61,243,089

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	500,000	$19,192,040	1,150,000	$38,822,145
Shares Redeemed	(350,000)	(12,172,585)	(200,000)	(6,429,900)
	150,000	$7,019,455	950,000	$32,392,245
Beginning Shares	1,700,000		750,000
Ending Shares	1,850,000		1,700,000

The accompanying notes are an integral part of these financial statements.

12

BlueStar Israel Technology ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 20161
Net Asset Value, Beginning of Year/Period	$36.03	$31.38	$25.58	$25.00

Income from Investment Operations:
Net investment income (loss)[2]	(0.04)	0.04	0.02	0.05
Net realized and unrealized gain on investments	4.03	4.78	5.87	0.53
Total from investment operations	3.99	4.82	5.89	0.58

Less Distributions:
Distributions from net investment income	(0.09)	(0.17)	(0.09)	—
Return of Capital	(0.01)	—	—	—
Total Distributions	(0.10)	(0.17)	(0.09)	—
Net asset value, end of year/period	$39.92	$36.03	$31.38	$25.58
Total Return	11.17%	15.41%	23.16%	2.31	% [3]

Ratios/Supplemental Data:
Net assets at end of year/period (000's)	$73,847	$61,243	$23,538	$5,116
Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75	% [4]
Net Investment Income (Loss) to Average
Net Assets	-0.12%	0.12%	0.07%	0.23	% [4]
Portfolio Turnover Rate	24%	11%	19%	14	% [3]

[1]	Commencement of operations on November 2, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

13

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

NOTE 1 – ORGANIZATION

BlueStar Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the BlueStar Israel Global Technology Index® (BIGITech®” or the “Index”). The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

14

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2019:

BlueStar Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$73,587,144	$—	$—	$73,587,144
Short-Term Investments	231,429	—	—	231,429
Investments Purchased with Securities Lending Collateral*	—	—	—	15,083,155
Total Investments in Securities	$73,818,573	$—	$—	$88,901,728

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

16

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

17

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with ITEQ ETF Partners, LLC (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. ITEQ ETF Partners, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

18

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2019, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2019:

	Purchases	Sales
BlueStar Israel Technology ETF	$14,416,040	$15,248,610

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2019:

	Purchases In-Kind	Sales In-Kind
BlueStar Israel Technology ETF	$18,909,435	$11,139,628

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2019.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 331/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type earns of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2019, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

19

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

As of September 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
BlueStar Israel Technology ETF	$14,805,494	$15,083,155

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2019 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar Israel Technology ETF	$78,365,379	$16,143,037	$(5,606,688)	$10,536,349

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
BlueStar Israel Technology ETF	$—	$—	$—	$(1,915,372)	$8,620,977

As of September 30, 2019, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
BlueStar Israel Technology ETF	$(731,492)	$(1,152,612)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2019.

	Late Year Ordinary Loss	Post-October Capital Loss
BlueStar Israel Technology ETF	$(31,266)	None

20

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
BlueStar Israel Technology ETF	$(3,103,855)	$3,103,855

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2019 and September 30, 2018 are as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	From Ordinary Income	Return of Capital	From Ordinary Income	From Capital Gains
BlueStar Israel Technology ETF	$150,718	$14,773	$163,624	$—

NOTE 9 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

21

BlueStar Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

22

BlueStar Israel Technology ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of BlueStar Israel Technology ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, NY

November 27, 2019

23

BlueStar Israel Technology ETF

EXPENSE EXAMPLE

Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of BlueStar Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

BlueStar Israel Technology ETF

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2019 to September 30, 2019
Actual	$1,000.00	$1,073.70	$3.90	0.75%

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the One-half year period from April 1, 2019 to September 30, 2019)

24

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION
September 30, 2019 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.iteqetf.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
BlueStar-Israel Technology ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was as follows:

Fund Name	DRD
BlueStar-Israel Technology ETF	5.77%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
BlueStar-Israel Technology ETF	0.00%

25

BlueStar Israel Technology ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website at www.iteqetf.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.iteqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.iteqetf.com. Read the prospectus carefully before investing.

26

BlueStar Israel Technology ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	8	None
John A. Flanagan, (1946)	Treasurer (since 2015)

President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015)

			n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

27

BlueStar Israel Technology ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	8	None
Jared A. Chase (1955)	Trustee (since 2018)	Chief Operating and Financial Officer, Root Capital (a 501(c)(3) non-profit lender); Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	8	None

28

BlueStar Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

29

Advisor
ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2019

Etho Climate Leadership U.S. ETF
Ticker: ETHO

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

September 30, 2019

1

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal period from October 1, 2018 to September 30, 2019.

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index – U.S. (the “Index”).

For the fiscal period ended September 30, 2019, the total return for the Fund was 6.53%, while the total return for the Index was 6.18%. The best performing sectors in the Fund on the basis of contribution to return were Information Technology and Real Estate while the worst performers were Health Care and Communication Services.

As you may know, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 270 equities equally weighted and results in a carbon emissions profile that is, on average, 50-70% lower per dollar invested than conventional U.S. benchmark indices.1 ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling, etc. Equal weighting of the Fund allows for the elimination of equities that do not meet ETHO’s standards without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF.

You can find further details about ETHO by visiting www.etfmg.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III Chairman of the Board

[1]	Etho Capital. www.ethocapital.com
2

Etho Climate Leadership U.S. ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	Since Inception (11/18/2015)	Value of $10,000 (9/30/2019)
Etho Climate Leadership U.S. ETF (NAV)	6.53%	13.63%	$16,396
Etho Climate Leadership U.S. ETF (Market)	6.40%	13.63%	$16,395
S&P 500 Index	4.25%	11.92%	$15,461
Etho Climate Leadership Index - U.S.	6.18%	13.03%	$16,064

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The Index Returns do not reflect fees or expenses and are not available for direct investment.

3

Etho Climate Leadership U.S. ETF

Top Ten Holdings as of September 30, 2019 (Unaudited)*

	Security	% of Total Investments
1	SunPower Corp.	0.46%
2	Itron, Inc.	0.43%
3	Cypress Semiconductor Corp.	0.43%
4	ToyBuild Corp.	0.41%
5	Trex Co., Inc.	0.40%
6	Teradyne, Inc.	0.40%
7	Hasbro, Inc.	0.38%
8	Cincinnati Financial Corp.	0.37%
9	Ormat Technologies, Inc.	0.37%
10	Gentex Corp.	0.37%

	Top Ten Holdings 4.02% of Total Investments
	* Current Fund holdings may not be indicative of future Fund holdings.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

The Etho Climate Leadership U.S. ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Etho Climate Leadership Index – US (the “Index”).

Funds that invest in smaller companies may experience greater volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index –US (ticker: ETHO INDEX). To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Etho Climate Leadership Index™ (ECLI) is a broad-based index of publicly traded U.S. companies that are, on average, more climate efficient (as measured by carbon emission as percentage of market capitalization) than their industry peers.

S&P 500: The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2019 (Unaudited)

Etho Climate Leadership U.S. ETF
As a percent of Net Assets:
Bermuda	1.6%
Ireland	0.7
Switzerland	0.4
United States	95.9
Closed-End Funds	0.4
Short-Term and other Net Assets (Liabilities)	1.0
100.0%
6

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019

	Shares	Value
COMMON STOCKS - 98.5%
Bermuda - 1.6%
Capital Markets - 0.7%
Invesco, Ltd. (c)	9,993	$169,281
Lazard Ltd. - Class A	5,396	188,860
Total Capital Markets		358,141
Chemicals - 0.5%
Axalta Coating Systems, Ltd. (a)	7,545	227,482
Insurance - 0.4%
White Mountains Insurance Group, Ltd.	205	221,400
Total Bermuda		807,023

Ireland - 0.7%
Machinery - 0.3%
Ingersoll-Rand PLC	1,768	217,834
Technology Hardware, Storage & Peripherals - 0.4%
Seagate Technology PLC	4,018	216,128
Total Ireland		433,962

Switzerland - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	2,365	220,371

United States - 95.9%
Airlines - 0.8%
Southwest Airlines Co.	3,675	198,487
United Airlines Holdings, Inc. (a)(c)	2,384	210,769
Total Airlines		409,256
Auto Components - 0.5%
Gentex Corp. (a)(c)	9,267	255,167
Automobiles - 0.3%
Tesla, Inc. (a)(b)(c)	680	163,792
Banks - 2.2%
Bank of Hawaii Corp. (c)	2,427	208,552
Commerce Bancshares, Inc. (c)	3,286	199,296
First Republic Bank (c)	1,898	183,537
KeyCorp	12,165	217,023
Popular, Inc.	3,669	198,420
SVB Financial Group (a)	855	178,652
Total Banks		1,185,480
Biotechnology - 1.2%
Agios Pharmaceuticals, Inc. (a)(c)	2,821	91,400
Alnylam Pharmaceuticals, Inc. (a)	2,035	163,655
Ionis Pharmaceuticals, Inc. (a)(c)	2,344	140,429
Seattle Genetics, Inc. (a)	2,598	221,869
Total Biotechnology		617,353

The accompanying notes are an integral part of these financial statements.

7

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Building Products - 2.8%
A.O. Smith Corp. (c)	3,590	$171,279
Apogee Enterprises, Inc.	5,118	199,551
Armstrong World Industries, Inc.	2,401	232,177
Lennox International, Inc. (c)	719	174,695
Masco Corp.	4,862	202,648
Simpson Manufacturing Co., Inc. (c)	3,219	223,302
Trex Co., Inc. (a)(c)	3,093	281,247
Total Building Products		1,484,899
Capital Markets – 6.3%
Affiliated Managers Group, Inc.	1,786	148,863
Ameriprise Financial, Inc.	1,499	220,503
Cboe Global Markets, Inc.	1,998	229,590
CME Group, Inc.	1,159	244,943
E*TRADE Financial Corp.	4,106	179,391
Eaton Vance Corp.	4,777	214,631
FactSet Research Systems, Inc. (c)	768	186,601
Federated Investors, Inc. - Class B	6,567	212,836
Intercontinental Exchange, Inc.	2,503	230,952
Morningstar, Inc.	1,512	220,964
MSCI, Inc.	959	208,822
Nasdaq, Inc.	2,182	216,782
Northern Trust Corp. (c)	2,115	197,372
S&P Global, Inc.	905	221,707
SEI Investments Co.	3,664	217,110
T. Rowe Price Group, Inc. (c)	1,910	218,218
Total Capital Markets		3,369,285
Chemicals - 2.1%
Albemarle Corp. (c)	2,329	161,912
Ecolab, Inc.	1,078	213,487
Ingevity Corp. (a)	1,802	152,882
International Flavors & Fragrances, Inc. (c)	1,482	181,827
Intrepid Potash, Inc. (a)	50,282	164,422
RPM International, Inc.	3,303	227,279
Total Chemicals		1,101,809
Commercial Services & Supplies - 2.1%
Brink’s Co. (c)	2,531	209,946
Copart, Inc. (a)	3,141	252,317
Herman Miller, Inc.	5,429	250,223
SP Plus Corp. (a)	5,562	205,794
Stericycle, Inc. (a)(c)	3,494	177,949
Total Commercial Services & Supplies		1,096,229
Communications Equipment - 1.5%
Ciena Corp. (a)	5,096	199,916
Cisco Systems, Inc.	3,540	174,911
F5 Networks, Inc. (a)	1,213	170,329
Motorola Solutions, Inc.	1,359	231,588
Total Communications Equipment		776,744

The accompanying notes are an integral part of these financial statements.

8

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Construction & Engineering - 0.8%
EMCOR Group, Inc.	2,610	$224,773
Northwest Pipe Co. (a)	7,984	224,750
Total Construction & Engineering		449,523
Consumer Finance - 0.8%
American Express Co.	1,745	206,399
Capital One Financial Corp.	2,343	213,166
Total Consumer Finance		419,565
Containers & Packaging - 1.5%
AptarGroup, Inc.	1,799	213,092
Avery Dennison Corp.	1,691	192,047
Ball Corp.	3,293	239,763
Sonoco Products Co. (c)	3,123	181,790
Total Containers & Packaging		826,692
Distributors - 0.7%
Genuine Parts Co. (c)	1,708	170,100
LKQ Corp. (a)	6,704	210,841
Total Distributors		380,941
Diversified Consumer Services - 0.4%
H&R Block, Inc. (c)	7,996	188,866
MSCI, Inc.	959	208,822
Diversified Telecommunication Services - 0.4%
Zayo Group Holdings, Inc. (a)	6,695	226,961
Electrical Equipment - 0.3%
Rockwell Automation, Inc.	1,089	179,467
Electronic Equipment, Instruments & Components - 4.2%
Badger Meter, Inc.	3,428	184,084
CDW Corp.	1,983	244,385
Dolby Laboratories, Inc. - Class A	3,028	195,730
IPG Photonics Corp. (a)(c)	1,254	170,042
Itron, Inc. (a)(c)	4,086	302,200
Keysight Technologies, Inc. (a)(c)	2,183	212,297
Littelfuse, Inc.	1,046	185,466
National Instruments Corp.	4,313	181,103
OSI Systems, Inc. (a)	2,171	220,487
Trimble, Inc. (a)	4,711	182,834
Zebra Technologies Corp. - Class A (a)(c)	909	187,590
Total Electronic Equipment, Instruments & Components		2,266,218
Entertainment - 1.4%
Activision Blizzard, Inc.	4,179	221,153
Electronic Arts, Inc. (a)	1,872	183,119
Netflix, Inc. (c)	534	142,909
Walt Disney Co.	1,721	224,280
Total Entertainment		771,461
Food & Staples Retailing - 1.0%
Northern Trust Corp. (c)	2,115	197,372
PriceSmart, Inc. (c)	3,232	229,796
Sysco Corp.	2,861	227,163
Total Food & Staples Retailing		456,959

The accompanying notes are an integral part of these financial statements.

9

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Food Products - 0.3%
Hain Celestial Group, Inc. (a)(c)	8,230	$176,739
Health Care Equipment & Supplies - 4.8%
Align Technology, Inc. (a)	669	121,035
Becton Dickinson & Co.	764	193,261
Boston Scientific Corp. (a)	4,957	201,700
Cooper Cos.	642	190,674
DexCom, Inc. (a)(c)	1,597	238,336
Edwards Lifesciences Corp. (a)	994	218,591
GenMark Diagnostics, Inc. (a)	26,857	162,753
IDEXX Laboratories, Inc. (a)	851	231,412
Intuitive Surgical, Inc. (a)(c)	334	180,337
ResMed, Inc. (c)	1,833	247,657
Stryker Corp.	966	208,946
Teleflex, Inc.	631	214,382
Varian Medical Systems, Inc. (a)	1,343	159,938
Total Health Care Equipment & Supplies		2,569,022
Health Care Providers & Services - 3.2%
AMN Healthcare Services, Inc. (a)(c)	4,043	232,714
Anthem, Inc.	664	159,426
Centene Corp. (a)	3,583	155,001
Henry Schein, Inc. (a)(c)	3,165	200,978
Humana, Inc.	716	183,060
Laboratory Corp. of America Holdings (a)	1,247	209,496
MEDNAX, Inc. (a)	7,039	159,222
Quest Diagnostics, Inc.	2,124	227,332
UnitedHealth Group, Inc.	772	167,771
Total Health Care Providers & Services		1,695,000
Health Care Technology - 0.8%
Allscripts Healthcare Solutions, Inc. (a)(c)	19,945	218,996
Cerner Corp. (b)(c)	3,332	227,143
Total Health Care Technology		446,139
Hotels, Restaurants & Leisure - 0.4%
Chipotle Mexican Grill, Inc. (a)(c)	268	225,246
Household Durables – 1.8%
Leggett & Platt, Inc. (c)	4,550	186,277
PulteGroup, Inc.	6,820	249,271
Tempur Sealy International, Inc. (a)	3,297	254,528
TopBuild Corp. (a)	2,935	283,021
Total Household Durables		973,097
Household Products - 0.4%
Church & Dwight Co., Inc.	2,678	201,493
Independent Power and Renewable Electricity Producers -0.9%
Ormat Technologies, Inc.	3,458	256,895
Pattern Energy Group, Inc. - Class A	8,773	236,257
Total Independent Power and Renewable Electricity Producers		493,152

The accompanying notes are an integral part of these financial statements.

10

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value

Insurance - 2.5%
Aflac, Inc.	3,818	$199,758
Chubb, Ltd.	1,363	220,043
Cincinnati Financial Corp. (c)	2,223	259,357
Globe Life, Inc. (c)	2,316	221,780
Marsh & McLennan Cos., Inc. (c)	2,038	203,902
Travelers Cos., Inc. (c)	1,393	207,125
Total Insurance		1,311,965
Interactive Media & Services - 0.3%
TripAdvisor, Inc. (a)(c)	3,697	143,000
Internet & Direct Marketing Retail - 1.2%
Amazon.com, Inc. (a)	107	185,742
Booking Holdings, Inc. (a)(c)	109	213,924
Expedia Group, Inc.	1,602	215,326
Total Internet & Direct Marketing Retail		614,992
IT Services - 3.5%
Broadridge Financial Solutions, Inc.	1,843	229,325
Cognizant Technology Solutions Corp. - Class A	2,632	158,617
Fidelity National Information Services, Inc.	1,686	223,833
Fiserv, Inc. (a)(c)	2,156	223,340
FleetCor Technologies, Inc. (a)	772	221,394
MasterCard, Inc. - Class A	809	219,700
Paychex, Inc. (c)	2,397	198,400
PayPal Holdings, Inc. (a)	1,832	189,777
Visa, Inc. - Class A (c)	1,219	209,680
Total IT Services		1,874,066
Leisure Products - 0.5%
Hasbro, Inc. (c)	2,256	267,765
Life Sciences Tools & Services - 2.8%
Agilent Technologies, Inc.	2,371	181,690
Bio-Techne Corp.	961	188,039
OSI Systems, Inc.	613	186,487
IQVIA Holdings, Inc. (a)	1,323	197,630
Mettler-Toledo International, Inc. (a)(c)	264	185,962
PerkinElmer, Inc. (c)	1,976	168,296
Thermo Fisher Scientific, Inc.	696	202,723
Waters Corp. (a)(c)	756	168,762
Total Life Sciences Tools & Services		1,479,589
Machinery - 5.9%
Deere & Co. (c)	1,194	201,404
Donaldson Co., Inc.	3,819	198,894
Dover Corp.	2,035	202,605
Fortive Corp.	2,270	155,631
Graco, Inc.	3,858	177,622
ITT, Inc.	3,282	200,826
Lincoln Electric Holdings, Inc. (c)	2,277	197,553
Lindsay Corp.	1,961	182,079
Mueller Water Products, Inc. - Class A	19,084	214,504
Parker-Hannifin Corp.	1,113	201,019
Snap-on, Inc. (a)(c)	1,222	191,292

The accompanying notes are an integral part of these financial statements.

11

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Stanley Black & Decker, Inc.	1,402	$202,463
Toro Co.	2,779	203,701
WABCO Holdings, Inc. (a)	1,443	193,001
Watts Water Technologies, Inc. - Class A	2,357	220,921
Xylem, Inc. (c)	2,414	192,203
Total Machinery		3,135,718
Media - 1.6%
Charter Communications, Inc. - Class A (a)	548	225,842
Discovery Communications, Inc. - Class C (a)(c)	7,485	184,281
Liberty Broadband Corp. (a)	2,075	217,190
Omnicom Group, Inc. (c)	2,622	205,302
Total Media		832,615
Metals & Mining - 0.4%
Reliance Steel & Aluminum Co.	2,117	210,980
Personal Products - 0.4%
Estee Lauder Cos., Inc. - Class A	1,151	228,991
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co. (c)	4,012	203,449
Merck & Co., Inc.	2,298	193,446
Pfizer, Inc.	4,538	163,050
Zoetis, Inc.	1,894	235,973
Total Pharmaceuticals		795,918
Professional Services - 0.9%
CoStar Group, Inc. (a)	408	242,026
Verisk Analytics, Inc. (a)(c)	1,432	226,456
Total Professional Services		468,482
Real Estate Investment Trusts (REITs) - 6.7%
Alexandria Real Estate Equities, Inc. (c)	1,342	206,722
AvalonBay Communities, Inc.	953	205,209
Crown Castle International Corp.	1,496	207,959
Duke Realty Corp.	6,253	212,414
Equity Commonwealth	5,820	199,335
Equity Residential (c)	2,542	219,273
Essex Property Trust, Inc. (c)	661	215,916
Extra Space Storage, Inc.	1,878	219,388
Federal Realty Investment Trust	1,388	188,962
Gladstone Land Corp.	15,220	181,042
Prologis, Inc.	2,657	226,430
Realty Income Corp.	2,609	200,058
Regency Centers Corp.	2,839	197,282
SBA Communications Corp.	955	230,298
Simon Property Group, Inc.	1,052	163,744
UDR, Inc.	4,208	204,004
Welltower, Inc. (c)	2,471	223,996
Total Real Estate Investment Trusts (REITs)		3,502,032
Real Estate Management & Development - 0.7%
Jones Lang LaSalle, Inc.	1,236	171,878
St. Joe Co. (a)(c)	11,539	197,663
Total Real Estate Management & Development		369,541

The accompanying notes are an integral part of these financial statements.

12

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value

Road & Rail - 0.6%
Amerco (b)(c)	511	$199,311
Lyft, Inc. - Class A (a)	2,430	99,241
Total Road & Rail		298,552
Semiconductors & Semiconductor Equipment – 9.1%
Advanced Micro Devices, Inc. (a)(c)	7,456	216,149
Analog Devices, Inc.	1,814	202,678
Applied Materials, Inc. (c)	4,816	240,318
Cree, Inc. (a)(c)	3,326	162,974
Cypress Semiconductor Corp.	12,794	298,612
First Solar, Inc. (a)(c)	3,600	208,836
Intel Corp.	3,575	184,220
KLA Corp.	1,600	255,120
Lam Research Corp.	1,067	246,594
Maxim Integrated Products, Inc. (c)	3,600	208,476
Microchip Technology, Inc.	2,300	213,693
Micron Technology, Inc. (a)	4,604	197,281
NVIDIA Corp.	1,061	184,688
ON Semiconductor Corp. (a)(c)	9,250	177,693
Power Integrations, Inc.	2,725	246,422
Qorvo, Inc. (a)	2,653	196,693
Skyworks Solutions, Inc. (c)	2,316	183,543
SunPower Corp. (a)(c)	29,276	321,159
Teradyne, Inc.	4,783	276,984
Texas Instruments, Inc.	1,810	233,924
Universal Display Corp. (c)	1,246	209,203
Versum Materials, Inc.	3,784	200,287
Total Semiconductors & Semiconductor Equipment		4,865,547
Software - 3.5%
Adobe Systems, Inc. (a)	714	197,243
Ansys, Inc. (a)(c)	1,042	230,656
Autodesk, Inc. (a)	1,221	180,342
Cadence Design System, Inc. (a)	2,997	198,042
Intuit, Inc.	730	194,136
Palo Alto Networks, Inc. (a)(c)	783	159,599
salesforce.com, Inc. (a)	1,202	178,425
ServiceNow, Inc. (a)	772	195,972
Splunk, Inc. (a)	1,528	180,090
Workday, Inc. - Class A (a)	987	167,751
Total Software		1,882,256
Specialty Retail - 4.3%
Advance Auto Parts, Inc. (c)	1,115	184,421
American Eagle Outfitters, Inc.	8,667	140,579
Foot Locker, Inc. (c)	3,174	136,990
Gap Inc. (c)	7,383	128,169
Guess?, Inc. (c)	9,774	181,112
Lowe’s Cos., Inc.	1,750	192,430
Nordstrom, Inc. (c)	4,321	145,488
Ross Stores, Inc.	2,047	224,862
The Home Depot, Inc.	996	231,091

 The accompanying notes are an integral part of these financial statements.

13

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
TJX Cos., Inc.	3,586	$199,884
Ulta Beauty, Inc. (a)(c)	546	136,855
Urban Outfitters, Inc. (a)(c)	6,418	180,282
Williams-Sonoma, Inc. (c)	3,417	232,287
Total Specialty Retail		2,314,450
Technology Hardware, Storage & Peripherals - 1.1%
Apple, Inc.	1,005	225,090
Hewlett Packard Enterprise Co. (c)	12,404	188,169
HP, Inc.	9,848	186,324
Total Technology Hardware, Storage & Peripherals		599,583
Textiles, Apparel & Luxury Goods - 1.7%
Hanesbrands, Inc.	10,708	164,047
Lululemon Athletica, Inc. (a)	1,160	223,335
Nike, Inc. - Class B	2,263	212,541
Ralph Lauren Corp.	1,473	140,627
Tapestry, Inc.	5,903	153,773
Total Textiles, Apparel & Luxury Goods		894,323
Thrifts & Mortgage Finance - 0.4%
Capitol Federal Financial, Inc.	14,561	200,651
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. - Class A	2,322	168,415
United Rentals, Inc. (a)	1,665	207,525
Total Trading Companies & Distributors		375,940
Water Utilities - 2.1%
American States Water Co.	2,682	241,004
American Water Works Co., Inc. (c)	1,838	228,335
Aqua America, Inc. (c)	5,243	235,044
California Water Service Group	3,516	186,102
Middlesex Water Co.	3,399	220,799
Total Water Utilities		1,111,284
Total United States		51,184,795
TOTAL COMMON STOCKS (Cost $47,502,425)		52,646,151

The accompanying notes are an integral part of these financial statements.

14

Etho Climate Leadership U.S. ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value

INVESTMENT COMPANIES - 0.4%
Closed-End Funds - 0.4%
Oaktree Specialty Lending Corp.	37,259	$193,002
TOTAL INVESTMENT COMPANIES (Cost $198,124)		193,002

SHORT-TERM INVESTMENTS - 1.0%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.79% (b)	563,972	563,972
TOTAL SHORT-TERM INVESTMENTS (Cost $563,972)		563,972

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERALL - 30.6%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (b)	16,361,917	16,361,917
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
SECURITIES LENDING COLLATERAL (Cost $16,361,917)		16,361,917

Total Investments (Cost $64,626,438) - 130.6%		69,765,042
Liabilities in Excess of Other Assets - (30.6)%		(16,333,988)
TOTAL NET ASSETS - 100.0%		$53,431,054

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2019.
(c)	All or a portion of this security is out on loan as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

15

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2019

Etho Climate Leadership U.S. ETF
ASSETS
Investments in securities, at value*	$69,765,042
Receivables:
Dividends and interest receivable	45,585
Securities lending income receivable	2,116
Total Assets	69,812,743

LIABILITIES
Collateral received for securities loaned (Note 7)	16,361,917
Payables:
Management fees payable	19,772
Total Liabilities	16,381,689
Net Assets	$53,431,054

NET ASSETS CONSIST OF:
Paid-in Capital	$48,942,676
Total Distributable Earnings	4,488,378
Net Assets	$53,431,054

*Identified Cost:
Investments in securities	$64,626,438

Shares Outstanding^	1,350,000
Net Asset Value, Offering and Redemption Price per Share	$39.58

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

16

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

Etho Climate Leadership U.S. ETF

INVESTMENT INCOME
Income:
Dividends from securities (net of foreign withholdings tax of $362)	$569,794
Interest	4,408
Securities lending income	20,965
Total Investment Income	595,167

Expenses:
Management fees	201,478
Net Investment Income	393,689

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:
Investments	1,552,748
In-Kind Redemptions	2,154,509
Closed-End Funds	518
Net Realized Gain on Investments and In-Kind Redemptions	3,707,775
Net Change in Unrealized Depreciation of: Investments	(487,529)
Net Realized and Unrealized Gain on Investments	3,220,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,613,935

The accompanying notes are an integral part of these financial statements.

17

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS
Net investment income	$393,689	$228,481
Net realized gain on investments	3,707,775	573,638
Net change in unrealized appreciation (depreciation) of investments	(487,529)	3,643,214
Net increase in net assets resulting from operations	$3,613,935	$4,445,333

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions to Shareholders	(412,276)	(248,686)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	14,602,580	12,222,365
Net increase in net assets	$17,804,239	$16,419,012

NET ASSETS
Beginning of Year	35,626,815	19,207,803
End of Year	$53,431,054	$35,626,815

Summary of share transactions is as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Shares Sold	900,000	$33,675,925	500,000	$17,289,620
Shares Redeemed	(500,000)	(19,073,345)	(150,000)	(5,067,255)
Net Transactions in Fund Shares	400,000	$14,602,580	350,000	$12,222,365
Beginning Shares	950,000		600,000
Ending Shares	1,350,000		950,000

The accompanying notes are an integral part of these financial statements.

18

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 20161

Net Asset Value, Beginning of Year/Period	$37.50	$32.01	$27.00	$25.00

Income from Investment Operations:
Net investment income[2]	0.33	0.29	0.31	0.23
Net realized and unrealized gain on investments	2.08	5.51	5.09	1.87
Total from investment operations	2.41	5.80	5.40	2.10
Less Distributions:

Distributions from net investment income	(0.33)	(0.29)	(0.25)	(0.10)
Net Realized Gain	—	(0.02)	(0.14)	—
Total distributions	(0.33)	(0.31)	(0.39)	(0.10)
Net asset value, end of year/period	$39.58	$37.50	$32.01	$27.00
Total Return	6.53%	18.16%	20.14%	8.43%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000’s)	$53,431	$35,627	$19,208	$6,751

Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.50%[4]
Net Investment Income to Average Net Assets	0.88%	0.82%	1.03%	1.04%[4]
Portfolio Turnover Rate	41%	19%	45%	25%[3]

[1]	Commencement of operations on November 18, 2015.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

19

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index™ (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services –Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

20

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019, the Fund did not hold any securities that were fair valued by the Board.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.

In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the inputs used to value the Funds’ net assets as of September 30, 2019:

21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Etho Climate Leadership U.S. ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$52,646,151	$—	$—	$52,646,151
Closed-End Funds	193,002	—	—	193,002
Short-Term Investments	563,972	—	—	563,972
Investments Purchased with Securities Lending Collateral*	—	—	—	16,361,917
Total Investments in Securities	$53,403,125	$—	$—	$69,765,042

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2019, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis. Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets. The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.45% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the Purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with Etho Climate Leadership U.S. (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. Etho Climate Leadership U.S. is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2019, the Fund did not incur any 12b-1 expenses.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2019:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$18,068,118	$18,945,136

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2019:

	Purchases In-Kind	Sales In-Kind
Etho Climate Leadership U.S. ETF	$33,193,836	$18,139,641

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2019.

NOTE 7 — SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2019, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

As of September 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
Etho Climate Leadership U.S. ETF	$16,109,276	$16,361,917

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2019 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Etho Climate Leadership U.S. ETF	$64,893,325	$6,816,865	$(1,945,148)	$4,871,717

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Etho Climate Leadership U.S. ETF	$1,750	$—	$1,750	$(385,089)	$4,488,378

As of September 30, 2019, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover ST	Capital Loss Carryover LT	Expires
Etho Climate Leadership U.S. ETF	$215,102	$169,987	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2019.

	Late Year Ordinary Loss	Post-October Capital Loss
Etho Climate Leadership U.S. ETF	None	None
26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following table shows the reclassifications made:

	Total Distributable Earnings/(Loss)	Paid-In Capital
Etho Climate Leadership U.S. ETF	$(3,890,630)	$3,890,630

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2019 and September 30, 2018 are as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
Etho Climate Leadership U.S. ETF	$412,276	$—	$248,686	$—

NOTE 9 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Financial Statements.

28

Etho Climate Leadership U.S. ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust

and the Shareholders of Etho Climate Leadership U.S. ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor for one or more series of the Trust since 2013.

New York, New York

November 27, 2019

29

Etho Climate Leadership U.S. ETF

Expense Example

Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During the Period^	Annualized Expense Ratio During Period April 1, 2019 to September 30, 2019
Actual	$1,000.00	$1,069.80	$2.33	0.45%

Hypothetical (5% annual)	$1,000.00	$1,022.81	$2.28	0.45%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period from April 1, 2019 to September 30, 2019).

30

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited)

NOTE 1 - FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.ethoetf.com.

NOTE 2 - FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Etho Climate Leadership U.S. ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was as follows:

Fund Name	DRD
Etho Climate Leadership U.S. ETF	100.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	0.00%
31

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited) (Continued)

NOTE 3 - INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website at www.ethoetf.com daily.

NOTE 4 - INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ethoetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ethoetf.com. Read the prospectus carefully before investing.

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Etho Climate Leadership U.S. ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012- 2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	8	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015)	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

33

Etho Climate Leadership U.S. ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	8	None
Jared A. Chase (1955)	Trustee (since 2018)	Chief Operating and Financial Officer, Root Capital (a 501(c)(3) non-profit lender); Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	8	None
34

Etho Climate Leadership U.S. ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations2. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

35

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent

U.S Bank, National Association

Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2019

AI Powered Equity ETF
Ticker: AIEQ

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

The fund is a series of ETF Managers Trust.

AI Powered Equity ETF

September 30, 2019

AI Powered Equity ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the AI Powered Equity Exchange-Traded Fund (“AIEQ” or the “Fund”). The following information pertains to the fiscal period from October 1, 2018, to September 30, 2019.

The AI Powered Equity ETF is actively managed and seeks capital appreciation. Over the year, the total return for the Fund was -2.32%, while the total return for its benchmark, the S&P 500 Index, was 4.25%.

AIEQ invests primarily in equity securities listed on a U.S. exchange based on the results of a proprietary, quantitative model developed by EquBot LLC that runs on the Watson™ platform. Each day, the EquBot Model ranks each company based on the probability of the company benefiting from current economic conditions, trends, and world events and identifies approximately 30 to 125 companies with the greatest potential over the next twelve months for appreciation and weights those companies to seek a level of volatility comparable to that of the broader U.S. equity market. EquBot, the Fund’s sub-adviser, is a technology based company focused on applying artificial intelligence (“AI”) based solutions to investment analyses.

You can find further details about AIEQ by visiting www.etfmg.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

2

AI Powered Equity ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Year Ended September 30, 2019	1 Year Return	Since Inception (10/17/17)	Value of $10,000 (9/30/19)
AI Powered Equity ETF (NAV)	-2.32%	7.79%	$11,578
AI Powered Equity ETF (Market)	-3.13%	7.39%	$11,495
S&P 500 Index	4.25%	10.21%	$12,091

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 17, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions from the sales of Fund shares. The chart assumes reinvestment of capital gains and dividends. The chart assumes reinvestment of capital gains and dividends, if any. The index returns do not reflect fees or expenses and are not available for direct investment.

3

AI Powered Equity ETF

Top Ten Holdings as of September 30, 2019* (Unaudited)

	Security	% of Total Investments
1	Alphabet, Inc. – Class A	2.94%
2	Intuit, Inc.	2.30%
3	Amazon.com, Inc.	1.84%
4	Martin Marietta Materials, Inc.	1.66%
5	Apple, Inc.	1.39%
6	Johnson & Johnson	1.25%
7	SS&C Technologies Holdings, Inc.	1.22%
8	Cboe Global Markets, Inc.	1.16%
9	Waste Connections, Inc.	1.12%
10	Waste Management, Inc.	1.10%

	Top Ten Holdings = 15.98% of Total Investments * Current Fund holdings may not be indicative of future Fund holdings.
4

AI Powered Equity ETF

Important Disclosures and Key Risks Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

Past performance is no indicative of future return. A Fund’s performance for very short time periods may not be indicative of future performance.

The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 25,000 shares (“Creation Units”), principally in-kind for securities included in the Fund’s portfolio, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units.

The Fund is actively-managed and may not meet its investment objective based on the success or failure of the Equbot Model to identify investment opportunities.

The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful.

5

AI Powered Equity ETF

PORTFOLIO ALLOCATIONS

As of September 30, 2019 (Unaudited)

AI Powered Equity ETF
As a percent of Net Assets:
Canada	1.4%
United States	95.1
Closed-End Funds	0.7
Rights	0.0
Short-Term and other Net Assets (Liabilities)	2.8
100%
6

AI Powered Equity ETF

Schedule of Investments
September 30, 2019

	Shares	Value

COMMON STOCKS - 96.5%
Canada - 1.4%
Commercial Services & Supplies - 1.4%
Waste Connections, Inc.	17,008	$1,564,736

United States - 95.1%
Aerospace & Defense - 2.7%
HEICO Corp. (a)	5,909	737,916
Huntington Ingalls Industries, Inc.	4,032	853,937
Northrop Grumman Corp.	1,440	539,698
Raytheon Co.	3,258	639,187
United Technologies Corp.	2,271	310,037
Total Aerospace & Defense		3,080,775
Airlines - 0.3%
Southwest Airlines Co.	5,174	279,448
Automobiles - 0.4%
Tesla, Inc. (a)(b)	1,815	437,179
Banks - 2.9%
Bank of America Corp.	16,220	473,137
CIT Group, Inc. (a)	17,329	785,177
Citizens Financial Group, Inc.	12,962	458,466
Hancock Whitney Corp.	19,293	738,825
The PNC Financial Services Group, Inc.	6,308	884,130
Total Banks		3,339,735
Beverages - 2.5%
Brown-Forman Corp.- Class B (a)	19,965	1,253,402
Constellation Brands, Inc. - Class A	5,085	1,054,019
Monster Beverage Corp. (b)	9,503	551,744
Total Beverages		2,859,165
Biotechnology - 0.5%
Amgen, Inc.	3,128	605,299
Building Products - 0.4%
Masco Corp.	11,702	487,739
Capital Markets - 3.2%
Ameriprise Financial, Inc.	1,450	213,295
Cboe Global Markets, Inc.	14,147	1,625,632
LPL Financial Holdings, Inc.	4,687	383,865
Moody’s Corp.	7,259	1,486,861
Total Capital Markets		3,709,653
Chemicals - 1.3%
Ecolab, Inc.	5,250	1,039,710
Element Solutions, Inc. (a)(b)	28,949	294,701
LSB Industries, Inc. (b)	37,530	194,405
Total Chemicals		1,528,816
Commercial Services & Supplies - 1.3%
Waste Management, Inc.	13,373	1,537,895

The accompanying notes are an integral part of these financial statements.

7

AI Powered Equity ETF

Schedule of Investments
September 30, 2019 (Continued)

	Shares	Value
Communications Equipment - 1.6%
Arista Networks, Inc. (a)(b)	3,543	$846,494
Motorola Solutions, Inc.	4,487	764,630
Palo Alto Networks, Inc. (a)(b)	1,039	211,779
Total Communications Equipment		1,822,903
Construction & Engineering - 0.8%
MasTec, Inc. (a)(b)	13,430	872,010
Construction Materials - 2.0%
Martin Marietta Materials, Inc. (a)	8,447	2,315,323
Consumer Finance - 1.2%
Discover Financial Services	16,399	1,329,795
Distributors - 0.2%
Nike, Inc. - Class B	2,934	275,561
Diversified Consumer Services - 0.7%
ServiceMaster Global Holdings, Inc. (b)	14,536	812,562
Diversified Financial Services - 0.7%
CME Group, Inc.	3,752	792,948
Electric Utilities - 1.6%
Duke Energy Corp.	3,151	302,055
Exelon Corp.	20,967	1,012,915
NextEra Energy, Inc.	2,017	469,941
Total Electric Utilities		1,784,911
Electronic Equipment, Instruments & Components - 3.2%
Amphenol Corp. - Class A	11,178	1,078,677
CDW Corp.	3,651	449,949
Keysight Technologies, Inc. (a)(b)	5,964	579,999
Trimble, Inc. (b)	13,713	532,202
Zebra Technologies Corp. - Class A (a)(b)	4,749	980,051
Total Electronic Equipment, Instruments & Components		3,620,878
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	2,374	683,973
Sysco Corp.	9,976	792,095
Total Food & Staples Retailing		1,476,068
Food Products - 0.4%
Archer-Daniels-Midland Co. (a)	7,783	319,648
Tyson Foods, Inc. - Class A	1,696	146,093
Total Food Products		465,741
Health Care Equipment & Supplies - 5.4%
Baxter International, Inc.	9,389	821,256
Becton Dickinson & Co. (a)	1,686	426,491
DexCom, Inc. (a)(b)	7,000	1,044,680
Edwards Lifesciences Corp. (b)	2,505	550,875
Haemonetics Corp. (b)	8,508	1,073,199
IDEXX Laboratories, Inc. (b)	1,384	376,351
Insulet Corp. (a)(b)	4,453	734,433
Stryker Corp.	5,579	1,206,737
Total Health Care Equipment & Supplies		6,234,022

The accompanying notes are an integral part of these financial statements.

8

AI Powered Equity ETF

Schedule of Investments
September 30, 2019 (Continued)

	Shares	Value
Health Care Providers & Services - 3.3%
Amedisys, Inc. (b)	3,792	$496,790
Centene Corp. (b)	11,520	498,355
Cigna Corp.	4,507	684,118
Humana, Inc.	3,274	837,064
UnitedHealth Group, Inc.	5,746	1,248,720
Total Health Care Providers & Services		3,765,047
Health Care Technology - 1.0%
Veeva Systems, Inc. - Class A (b)	7,665	1,170,369
Hotels, Restaurants & Leisure - 3.6%
Darden Restaurants, Inc. (a)	2,781	328,770
Domino’s Pizza, Inc. (a)	4,024	984,230
Marriott International, Inc. - Class A	7,694	956,903
Vail Resorts, Inc.	4,829	1,098,887
Yum! Brands, Inc.	6,360	721,415
Total Hotels, Restaurants & Leisure		4,090,205
Household Durables - 0.7%
NVR, Inc. (a)(b)	146	542,733
Roku, Inc. (a)(b)	2,984	303,652
Total Household Durables		846,385
Insurance - 1.2%
Loews Corp. (a)	13,839	712,431
The Progressive Corp.	8,602	664,505
Total Insurance		1,376,936
Interactive Media & Services - 5.7%
Alphabet, Inc. - Class A (b)	3,361	4,104,251
Facebook, Inc. - Class A (b)	8,021	1,428,380
IAC (b)	4,594	1,001,354
Total Interactive Media & Services		6,533,985
Internet & Direct Marketing Retail - 5.0%
Amazon.com, Inc. (b)	1,478	2,565,675
Booking Holdings, Inc. (b)	531	1,042,146
Expedia Group, Inc.	4,201	564,656
Netflix, Inc. (a)(b)	3,571	955,671
Wayfair, Inc. - Class A (a)(b)	4,996	560,152
Total Internet & Direct Marketing Retail		5,688,300
IT Services - 2.5%
Fiserv, Inc. (b)	4,665	483,247
FleetCor Technologies, Inc. (b)	2,506	718,671
Leidos Holdings, Inc.	10,554	906,378
Visa, Inc. - Class A (a)	4,435	762,864
Total IT Services		2,871,160
Life Sciences Tools & Services - 1.3%
IQVIA Holdings, Inc. (b)	2,275	339,840
Thermo Fisher Scientific, Inc.	3,772	1,098,670
Total Life Sciences Tools & Services		1,438,510

The accompanying notes are an integral part of these financial statements.

9

AI Powered Equity ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Machinery - 1.4%
Danaher Corp.	6,966	$1,006,099
Fortive Corp.	9,010	617,726
Total Machinery		1,623,825
Media - 0.9%
DISH Network Corp. - Class A (b)	8,213	279,817
Liberty Broadband Corp. - Class C (b)	7,270	760,951
Total Media		1,040,768
Metals & Mining - 0.2%
Newmont Goldcorp Corp.	7,259	275,261
Multiline Retail - 2.0%
Dollar General Corp.	6,983	1,109,877
Dollar Tree, Inc. (b)	5,374	613,496
Target Corp.	5,716	611,098
Total Multiline Retail		2,334,471
Multi-Utilities - 1.5%
DTE Energy Co.	7,526	1,000,657
Sempra Energy	4,952	730,965
Total Multi-Utilities		1,731,622
Oil, Gas & Consumable Fuels - 2.1%
Cheniere Energy, Inc. (b)	10,288	648,761
ONEOK, Inc.	17,353	1,278,743
Williams Cos., Inc.	17,451	419,871
Total Oil, Gas & Consumable Fuels		2,347,375
Pharmaceuticals - 2.1%
Catalent, Inc. (b)	14,933	711,707
Johnson & Johnson	13,453	1,740,549
Total Pharmaceuticals		2,452,256
Professional Services - 0.8%
Verisk Analytics, Inc. (a)	5,589	883,844
Real Estate Investment Trusts (REITs) - 1.6%
Alexandria Real Estate Equities, Inc. (a)	1,423	219,199
Invitation Homes, Inc.	19,712	583,672
Medical Properties Trust, Inc. (a)	55,050	1,076,778
Total Real Estate Investment Trusts (REITs)		1,879,649
Road & Rail - 0.7%
Union Pacific Corp.	4,961	803,583
Semiconductors & Semiconductor Equipment - 3.9%
Broadcom, Inc.	3,187	879,835
KLA Corp.	3,286	523,953
Microchip Technology, Inc. (a)	12,945	1,202,720
NVIDIA Corp.	2,576	448,404
Texas Instruments, Inc.	4,890	631,984
Xilinx, Inc. (a)	8,358	801,532
Total Semiconductors & Semiconductor Equipment		4,488,428

The accompanying notes are an integral part of these financial statements.

10

AI Powered Equity ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value
Software - 12.7%
Adobe Systems, Inc. (b)	1,758	$485,648
Alteryx, Inc. - Class A (b)	7,694	826,566
Cadence Design System, Inc. (b)	12,107	800,031
Citrix Systems, Inc.	8,050	776,986
Everbridge, Inc. (a)(b)	5,585	344,650
Guidewire Software, Inc. (a)(b)	11,053	1,164,765
Intuit, Inc.	12,099	3,217,607
New Relic, Inc. (a)(b)	7,811	479,986
PTC, Inc. (a)(b)	6,909	471,056
Q2 Holdings, Inc. (a)(b)	6,702	528,587
salesforce.com, Inc. (b)	5,725	849,819
ServiceNow, Inc. (b)	2,464	625,486
Splunk, Inc. (b)	6,696	789,191
SS&C Technologies Holdings, Inc.	33,121	1,708,050
Synopsys, Inc. (b)	2,910	399,398
Take-Two Interactive Software, Inc. (b)	2,276	285,274
Zendesk, Inc. (b)	11,372	828,791
Total Software		14,581,891
Specialty Retail - 1.1%
Aaron’s, Inc. (a)	11,056	710,459
Ross Stores, Inc.	4,666	512,560
Total Specialty Retail		1,223,019
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	8,646	1,936,445
NetApp, Inc.	28,579	1,500,683
Total Technology Hardware, Storage & Peripherals		3,437,128
Trading Companies & Distributors - 2.2%
Fastenal Co. (a)	40,891	1,335,909
HD Supply Holdings, Inc. (b)	14,063	550,918
TransDigm Group, Inc. (a)	1,232	641,465
Total Trading Companies & Distributors		2,528,292
Total United States		109,080,735
TOTAL COMMON STOCKS (Cost $107,687,667)		110,645,471

CLOSED-END FUNDS - 0.7%
United States - 0.7%
Ares Capital Corp. (a)	41,149	766,813
TOTAL CLOSED-END FUNDS (Cost $713,868)		766,813

RIGHTS - 0%
United States - 0.0%
NewStar Financial, Inc. (b)(c)	115,783	0
TOTAL RIGHTS (Cost $0)		0

The accompanying notes are an integral part of these financial statements.

11

AI Powered Equity ETF

Schedule of Investments

September 30, 2019 (Continued)

	Shares	Value

SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 2.2%
Invesco Advisers, Inc. STIT-Treasury Portfolio - Institutional Class, 1.77% (d)	2,485,758	$2,485,758
TOTAL MONEY MARKET FUNDS (Cost $2,485,758)		2,485,758

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 22.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.13% (d)	25,790,497	25,790,497
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $25,790,497)		25,790,497

Total Investments (Cost $136,677,790) - 121.9%		139,688,539
Liabilities in Excess of Other Assets - (21.9)%		(25,115,285)
TOTAL NET ASSETS - 100.0%		$114,573,254

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security was out on loan at September 30, 2019.
(b)	Non-income producing security.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	The rate quote is the annualized seven-day yield at September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

12

AI Powered Equity ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2019

AI Powered Equity ETF
ASSETS
Investments in securities, at value*	$139,688,539
Receivables:
Dividends and interest receivable	67,004
Securities lending income receivable	2,948
Receivable for investments sold	2,089,502
Total Assets	141,847,993

LIABILITIES
Collateral received for securities loaned (Note 7)	25,790,497
Payables:
Payable for investments purchased	760,450
Payable for fund shares redeemed	651,165
Management fees payable	72,627
Total Liabilities	27,274,739
Net Assets	$114,573,254

NET ASSETS CONSIST OF:
Paid-in Capital	$122,000,434
Total Distributable Losses	(7,427,180)
Net Assets	$114,573,254

*Identified Cost:
Investments in securities	$136,677,790

Shares Outstanding^	4,375,000
Net Asset Value, Offering and Redemption Price per Share	$26.19

^	No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.

13

AI Powered Equity ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

AI Powered
Equity ETF
INVESTMENT INCOME
Investment Income:
Dividend Income	$1,871,084
Interest Income	85,068
Securities lending income	34,113
Total Investment Income	1,990,265

Expenses:
Management fees	1,084,391
Total Expenses	1,084,391
Net Investment Income	905,874

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Loss on:
Investments	(9,926,439)
In-Kind redemptions	(529,421)
Closed-End Funds	49,935
Net Realized Loss on Investments and In-Kind Redemptions	(10,405,925)
Net Change in Unrealized Depreciation of:
Investments	(3,012,955)
Net Change in Unrealized Depreciation of Investments	(3,012,955)
Net Realized and Unrealized Loss on Investments	(13,418,880)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,513,006)

The accompanying notes are an integral part of these financial statements.

14

AI Powered Equity ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30, 2019	September 30, 2018[1]
OPERATIONS
Net investment income	$905,874	$654,349
Net realized gain (loss) on investments and in-kind redemptions	(10,405,925)	11,614,217
Net change in unrealized appreciation (depreciation) of investments	(3,012,955)	6,023,722
Net increase (decrease) in net assets resulting from operations	(12,513,006)	18,292,288

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from distributable earnings	(12,575,043)	(610,275)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares	(66,811,078)	188,790,368
Net increase (decrease) in net assets	(91,899,127)	206,472,381

NET ASSETS
Beginning of Year/Period	206,472,381	—
End of Year/Period	$114,573,254	$206,472,381

Summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2019		September 30, 2018[1]
	Shares	Amount	Shares	Amount
Shares Sold	175,000	$4,859,175	8,450,000	$226,333,906
Shares Redeemed	(2,800,000)	(71,670,253)	(1,450,000)	(37,543,538)
	(2,625,000)	$(66,811,078)	7,000,000	$188,790,368
Beginning Shares	7,000,000		—
Ending Shares	4,375,000		7,000,000

1 Fund commenced operations on October 17, 2017. The information presented is for the period from October 17, 2017 to September 30, 2018.

The accompanying notes are an integral part of these financial statements.

15

AI Powered Equity ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	September 30, 2019	September 30, 2018[1]

Net Asset Value, Beginning of year/period	$29.50	$25.00

Income (Loss) from Investment Operations:
Net investment income [2]	0.16	0.14
Net realized and unrealized gain (loss) on investments	(1.41)	4.49
Total from investment operations	(1.25)	4.63

Less Distributions:
Distributions from net investment income	(0.17)	(0.12)
Net realized gains	(1.89)	(0.01)
Total distributions	(2.06)	(0.13)
Net asset value, end of year/period	26.19	29.50
Total Return	-2.32%	18.53%[3]

Ratios/Supplemental Data:
Net assets at end of year/period (000's)	$114,573	$206,472
Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income to Average Net Assets	0.64%	0.52%[4]
Portfolio Turnover Rate	129%	260%[3]

[1]	Commencement of operations on October 17, 2017.
[2]	Calculated based on average shares outstanding during the year/period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

16

AI Powered Equity ETF

Schedule of Investments

September 30, 2019

NOTE 1 – ORGANIZATION

The AI Powered Equity ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is capital appreciation. The Fund commenced operations on October 17, 2017.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.	Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.
17

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS

September 30, 2019 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2019, the Fund held one security that was fair valued by the Board. More detail about this security can be found in the Schedule of Investments.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in

Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table is a summary of the inputs used to value the Fund’s net assets, as of September 30, 2019:

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

AI Powered Equity ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$110,645,471	$—	$—		$110,645,471
Closed-End Funds	766,813	—	—		766,813
Rights	—	—	—	(1)	—
Short Term Investments	2,485,758	—	—		2,485,758
Investments Purchased with Securities
Lending Collateral*	—	—	—		25,790,497
Total Investments in Securities	$113,898,042	$—	$—		$139,688,539

(1) Includes a security valued at $0.

The Fund held a Level 3 security at the end of the year. The security classified as Level 3 is deemed immaterial.

^ For further information regarding security characteristics, see the Schedule of Investments.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

B.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2019, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.	Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid for the Fund on a quarterly basis. Net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the AI Powered Equity ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers.

20

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s implementation of the EquBot Model is inaccurate or incomplete, the Fund may not perform as expected and your investment could lose value over short or long-term periods. Additionally, the Adviser has not previously managed a Fund whose strategy relies on the use of AI, which may create additional risks for the Fund.

Market Trading Risk. An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Models and Data Risk. The Fund relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Smaller Companies Risk. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

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AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with EquBot, LLC (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. EquBot, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s daily average net assets. For the year ended September 30, 2019, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2019:

22

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

	Purchases	Sales
AI Powered Equity ETF	$244,838,491	$259,351,368

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2019:

	Purchases	Sales
	In-Kind	In-Kind
AI Powered Equity ETF	$4,762,287	$68,833,069

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2019.

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 33 1∕3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earn interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2019, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

	Values of	Fund
	Securities	Collateral
Fund	on Loan	Received*
AI Powered Equity ETF	$25,442,518	$25,790,497

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio as shown on the Schedule of Investments, an investment with an overnight and continuous maturity.

23

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2019 were as follows:

Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
AI Powered Equity ETF	$136,826,516	$7,337,699	$(4,475,676)	$2,862,023

	Undistributed	Undistributed	Total	Other	Total
	Ordinary	Long-term	Distributable	Accumulated	Accumulated
	Income	Gain	Earnings	(Loss)	Gain
AI Powered Equity ETF	$20,212	$—	$20,212	$(10,309,415)	$(7,427,180)

As of September 30, 2019, the Fund had accumulated capital loss carryovers of:

	Capital Loss	Capital Loss
	Carryover ST	Carryover LT	Expires
AI Powered Equity ETF	$(8,964,165)	$(1,345,250)	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2019.

	Late Year	Post-October
	Ordinary Loss	Capital Loss
AI Powered Equity ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2019, the following table shows the reclassifications made:

	Total
	Distributable	Paid-In
	Earnings/(Loss)	Capital
AI Powered Equity ETF	$1,252,068	$(1,252,068)
24

AI Powered Equity ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2019 (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2019 and September 30, 2018 are as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	From	From	From	From
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
AI Powered Equity ETF	$12,571,140	$3,903	$610,275	$—

NOTE 9 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

NOTE 10 – LEGAL MATTERS

The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

25

AI Powered Equity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of AI Powered Equity ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AI Powered Equity ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/WithumSmith+Brown, PC

We have served as the auditor of one or more series of the Trust since 2013.

New York, New York

November 27, 2019

26

AI Powered Equity ETF

Expense Example

Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of AI Powered Equity ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 to September 30, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

AI Powered Equity ETF				Annualized
				Expense Ratio
				During Period
	Beginning	Ending	Expenses Paid	April 1, 2019
	Account Value	Account Value	During the	to
	April 1, 2019	September 30, 2019	Period^	September 30, 2019
Actual	$1,000.00	$1,012.80	$3.78	0.75%
Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80	0.75%

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect one-half year period from April 1, 2019 to September 30, 2019).

27

AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at www.etfmgfunds.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Dedumattction

For the fiscal year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
AI Powered Equity ETF	15.55%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was as follows:

Fund Name	DRD
AI Powered Equity ETF	15.55%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
AI Powered Equity ETF	92.84%
28

AI Powered Equity ETF

SUPPLEMENTARY INFORMATION

September 30, 2019 (Unaudited) (Continued)

NOTE 3 – INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.AIEQetf.com daily.

NOTE 4 – INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.AIEQetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.AIEQetf.com. Read the prospectus carefully before investing.

29

AI Powered Equity ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The SAI includes additional information about Fund directors and is available, without charge, upon request by calling 1-844-ETF-MGRS (1-844-383-6477).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2016); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012-2016) and Chief Compliance Officer (2012-2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012-2014) (commodity pool operator);	8	None
John A. Flanagan, (1946)	Treasurer (since 2015)	President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2015)	n/a	n/a
Reshma A. Tanczos (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007-2016).	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

30

AI Powered Equity ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006-2011).	8	None
Jared A. Chase (1955)	Trustee (since 2018)	Chief Operating and Financial Officer, Root Capital (a 501(c)(3) non-profit lender); Chairman, State Street Global Alliance LLC, State Street Corporation (2007-2012); Head of Global Treasury, Liability Management, Money Markets & Derivatives, State Street Corporation (2004-2007)	8	None
31

AI Powered Equity ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1) The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations1. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2) The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3) The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4) The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1) The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2) The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3) The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes

(1) Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

32

Advisor

ETF Managers Group, LLC

30 Maple Street, Suite 2, Summit, NJ 07901

Distributor

ETFMG Financial, Inc.

30 Maple Street, Suite 2, Summit, NJ 07901

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services

615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending

800 Nicolet Mall

Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm

WithumSmith + Brown, PC

1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel

Sullivan & Worcester LLP

1666 K Street NW, Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust's level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$215,500	$206,500
Audit-Related Fees	N/A	N/A
Tax Fees	$45,000	$40,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13, Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title  /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date  Decemner 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Samuel Masucci
           Samuel Masucci III, Principal Executive Officer

Date  December 4, 2019

By (Signature and Title)*  /s/ John Flanagan
John Flanagan, Principal Financial Officer/Treasurer

Date  December 4, 2019

* Print the name and title of each signing officer under his or her signature.